================================================================================

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12

                                OFFICEMAX, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                      N/A
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                 OFFICEMAX LOGO

                      ------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 14, 1998

                      ------------------------------------

To Our Shareholders:

     Notice is hereby given that the 1998 Annual Meeting of Shareholders of OfficeMax, Inc., an Ohio corporation (the "Company"), will be held at the Company's International Headquarters, 3605 Warrensville Center Road, Shaker Heights, Ohio 44122 on Thursday, May 14, 1998, at 10:00 a.m., local time. At the meeting, shareholders will act on the following matters:

     (1) Election of four Directors, each to serve a term of two years or until his or her successor is duly elected and qualified;

     (2) A proposal to approve an amendment to the Company's Equity-Based Award Plan (and the amendment and restatement thereof) to increase the number of shares available for grants;

     (3) A proposal to approve the Company's Annual Incentive Bonus Plan; and

     (4) Any other matters that properly come before the meeting or any adjournment or postponement thereof.

     Only shareholders of record at the close of business on March 23, 1998 are entitled to notice of and to vote at the meeting or any adjournment or postponement thereof.

                                            By Order of the Board of Directors,

                                            /s/ Ross H. Pollock
                                            Ross H. Pollock
                                            Secretary

April 10, 1998
Shaker Heights, Ohio

WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE PROXY IN THE ENCLOSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                                 OFFICEMAX LOGO

                         3605 Warrensville Center Road
                           Shaker Heights, Ohio 44122

                            ------------------------

                                PROXY STATEMENT
                            ------------------------

     This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of OfficeMax, Inc., an Ohio corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Thursday, May 14, 1998, at the Company's International Headquarters, 3605 Warrensville Center Road, Shaker Heights, Ohio 44122, at 10:00 a.m., local time, and at any adjournment or postponement thereof. This statement and the accompanying proxy, together with the Company's Annual Report to Shareholders for the fiscal year ended January 24, 1998, are being mailed to shareholders on or about April 10, 1998.

                               ABOUT THE MEETING

WHAT IS THE PURPOSE OF THE ANNUAL MEETING?

     At the Company's annual meeting, shareholders will act upon the matters outlined in the accompanying notice of meeting, including the election of Directors, the amendment of the Company's Equity-Based Award Plan and the approval of the Company's Annual Incentive Bonus Plan. In addition, the Company's management will report on the performance of the Company during fiscal 1997 and respond to questions from shareholders.

WHO IS ENTITLED TO VOTE?

     Only shareholders of record at the close of business on the record date, March 23, 1998, are entitled to receive notice of the annual meeting and to vote the common shares, that they held on that date at the meeting, or any postponement or adjournment of the meeting. Each outstanding share entitles its holder to cast one vote on each matter to be voted upon.

WHO CAN ATTEND THE MEETING?

     All shareholders as of the record date, or their duly appointed proxies, may attend the meeting. Registration will begin at 9:00 a.m.

WHAT CONSTITUTES A QUORUM?

     The presence at the meeting, in person or by proxy, of the holders of a majority of the common shares outstanding on the record date will constitute a quorum, permitting the meeting to conduct its business. As of the record date, 124,534,633 common shares of the Company were outstanding, each of which is entitled to one vote at the meeting. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting.

HOW DO I VOTE?

     If you complete and properly sign the accompanying proxy card and return it to the Company's transfer agent and registrar, it will be voted as you direct. If you attend the meeting, you may deliver your completed proxy card in person or you may vote in person.

CAN I CHANGE MY VOTE OR REVOKE MY PROXY AFTER I RETURN MY PROXY CARD?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the meeting in person and so request, although attendance at the meeting will not by itself revoke a previously granted proxy.

HOW DO I VOTE MY 401(k) SHARES?

     If you participate in the Company's 401(k) Savings Plan, you will receive a proxy card which will include the number of common shares equivalent to the value of the interest credited to your account. If you complete and properly sign the proxy card and return it by May 11, 1998, the trustee of the plan will vote your shares in accordance with your duly executed proxy. If you do not return your proxy, the share equivalents credited to your account will be voted by the trustee in the same proportion that it votes share equivalents for which timely proxies were delivered.

WHAT ARE THE BOARD'S RECOMMENDATIONS?

     Unless you give other instructions on your proxy card, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of the Board of Directors. The Board's recommendation for each item is set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:

     - FOR election of the nominated slate of Directors (see pages 5-7);

     - FOR the amendment to the Company's Equity-Based Award Plan (and the amendment and restatement thereof) to increase the number of shares available for grants (see pages 14-22); and

     - FOR approval of the Company's Annual Incentive Bonus Plan (see pages 22-23).

     With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors, or if no recommendation is given, using their own discretion.

WHAT VOTE IS REQUIRED TO APPROVE EACH ITEM?

     - Election of Directors. The affirmative vote of a plurality of the votes cast at the meeting is required for the election of Directors. A properly executed proxy marked "WITHHOLD AUTHORITY" with respect to the election of one or more Directors will not be voted with respect to the Director or Directors indicated, although it will be counted for purposes of determining whether there is a quorum.

     - Other Items. For each other item, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the item will be required for approval. A properly executed proxy marked "ABSTAIN" with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.

     If you hold your shares in "street name" through a broker or other nominee, your broker or nominee may not be permitted to exercise voting discretion with respect to some of the matters to be acted upon. Thus, if you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such "broker non-votes" will, however, be counted in determining whether there is a quorum.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's common shares as of March 23, 1998 (except as otherwise noted) by: (i) each of the Company's Directors; (ii) each person known by the Company to own beneficially more than 5% of the outstanding common shares; (iii) the Company's Chief Executive Officer and the other four most highly compensated executive officers named in the Summary Compensation Table; and (iv) the Company's executive officers and Directors as a group. Except as otherwise described in the notes below, the following beneficial owners have sole voting power and sole investment power with respect to all common shares set forth opposite their names.

                                                             NUMBER OF
                                                           COMMON SHARES
                                                           BENEFICIALLY       PERCENT
                NAME OF BENEFICIAL OWNER                       OWNED          OF CLASS
                ------------------------                   -------------      --------
Putnam Investments, Inc..................................    17,754,332(1)      13.8%
  One Post Office Square
  Boston, Massachusetts 02109
FMR Corp.................................................    14,233,515(2)      11.4%
  82 Devonshire Street
  Boston, Massachusetts 02109
Michael Feuer............................................     3,476,787(3)       2.8%
Carl D. Glickman.........................................        32,613(4)         *
Sydell L. Miller.........................................        31,592(5)         *
James F. McCann..........................................        25,939(6)         *
Raymond L. Bank..........................................        12,582(7)         *
Burnett W. Donoho........................................         9,966(8)         *
Ivan J. Winfield.........................................         2,000            *
John C. Martin...........................................       272,062(9)         *
Edward L. Cornell........................................       249,844(10)        *
James C. Tener...........................................        33,421(11)        *
Mark L. Keschl...........................................       308,200(12)        *
  All Executive Officers and Directors as a Group (15                            3.5%
     persons)............................................     4,445,951(13)

---------------

   *  Less than 1%.
 (1) Based on information as of December 31, 1997, obtained from a Schedule 13G filed by Putnam Investments, Inc. with the Securities and Exchange Commission on or about January 16,
      1998. Of the 17,754,332 shares shown as beneficially owned by Putnam Investments, Inc.: (i) 17,318,282 shares are beneficially owned by Putnam Investment Management, Inc.;
      and (ii) 436,050 shares are beneficially owned by The Putnam
      Advisory Company, Inc. as a result of acting as investment manager of institutional accounts.
 (2) Based on information as of December 31, 1997, obtained from a Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on or about February 14, 1998. Of the
      14,233,515 shares shown as beneficially owned by FMR Corp.:
      (i) 14,025,150 shares are beneficially owned by Fidelity
      Management & Research Company; and (ii) 208,365 shares are beneficially owned by Fidelity Management Trust Company as a result of acting as investment manager of institutional accounts.

 (3) Includes: 2,177,894 shares owned by Mr. Feuer; 353 shares held for Mr. Feuer's benefit in the Company's 401(k) Plan;
      15,399 restricted shares purchased by Mr. Feuer under the Management Share Purchase Plan which shares are subject to forfeiture until March 1999; 225 shares owned jointly by Mr.
      Feuer and his wife; and 1,282,916 shares issuable upon the exercise of options currently exercisable or exercisable within 60 days of March 23, 1998. Does not include 3,225 shares owned by a trust for the benefit of Mr. Feuer's son and 3,000 shares owned by a trust for the benefit of Mr.
      Feuer's daughter, as to each of which trusts Mrs. Feuer is trustee, and 1,500 shares owned by Mr. Feuer's wife, as to which shares Mr. Feuer disclaims any beneficial interest.
 (4) Includes: 30,859 shares owned by Mr. Glickman; and 1,754 restricted shares issued to Mr. Glickman under the Company's
      Director Share Plan which shares are subject to forfeiture until January 1, 1999.
 (5) Includes: 7,338 shares owned by Ms. Miller; 22,500 shares owned by a trust of which Ms. Miller is beneficiary and a co-trustee; and 1,754 restricted shares issued to Ms. Miller under the Company's Director Share Plan which shares are subject to forfeiture until January 1, 1999.
 (6) Includes: 24,185 shares owned by Mr. McCann; and 1,754 restricted shares issued to Mr. McCann under the Company's
      Director Share Plan which shares are subject to forfeiture until January 1, 1999.
 (7) Includes: 10,828 shares owned by Mr. Bank; and 1,754 restricted shares issued to Mr. Bank under the Company's
      Director Share Plan which shares are subject to forfeiture until January 1, 1999.
 (8) Includes: 8,212 shares owned by Mr. Donoho; and 1,754 restricted shares issued to Mr. Donoho under the Company's
      Director Share Plan which shares are subject to forfeiture until January 1, 1999.
 (9) Includes: 97,732 shares owned by Mr. Martin; 271 shares held for Mr. Martin's benefit in the Company's 401(k) Plan; 3,288 restricted shares purchased by Mr. Martin under the Company's Management Share Purchase Plan which shares are subject to forfeiture until March 1999; 2,800 shares owned jointly by Mr. Martin and his wife; 1,800 shares owned by Mr. Martin's son as to which Mr. Martin disclaims any beneficial interest; and 166,171 shares issuable upon the exercise of options immediately exercisable or exercisable within 60 days of March 23, 1998.
(10) Includes: 53,325 shares owned by Mr. Cornell; 222 shares held for Mr. Cornell's benefit in the Company's 401(k) Plan;
      and 196,297 shares issuable upon the exercise of options immediately exercisable or exercisable within 60 days of March 23, 1998.
(11) Includes: 88 shares held for Mr. Tener's benefit in the Company's 401(k) Plan; and 33,333 shares issuable upon the exercise of options immediately exercisable or exercisable within 60 days of March 23, 1998.
(12) Includes: 199,966 shares owned by Mr. Keschl; 83 shares held for Mr. Keschl's benefit in the Company's 401(k) Plan; 4,234 restricted shares purchased by Mr. Keschl under the Company's Management Share Purchase Plan which shares are subject to forfeiture until March 1999; and 103,917 shares issuable upon the exercise of options immediately exercisable or exercisable within 60 days of March 23, 1998.

(13) The shares and percent of class listed as being beneficially owned by all executive officers and Directors as a group include all restricted shares purchased under the Company's
      Management Share Purchase Plan, all restricted shares issued under the Director Share Plan and 1,799,509 shares issuable upon the exercise of options immediately exercisable or exercisable within 60 days of March 23, 1998.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's executive officers and Directors to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the New York Stock Exchange. The Company believes that during the period from January 26, 1997 through January 24, 1998, its executive officers and Directors complied with all applicable Section 16(a) filing requirements. This conclusion is based solely on a review of the copies of such forms furnished to the Company in accordance with SEC regulations and certain written representations received by the Company from its executive officers and Directors.

                        ITEM 1 -- ELECTION OF DIRECTORS

     The Company's Board of Directors (the "Board") currently consists of seven members, divided into one class of three members and one class of four members. At the meeting, common shares represented by proxies, unless otherwise specified, will be voted for the election of the four nominees hereinafter named, each to serve for a term of two years or until his or her successor is duly elected and qualified. If any nominee should not be available for election, the proxies will be voted for the election of such substitute nominee as the Board may propose. Proxies may not be voted at the annual meeting for more than four persons.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR ALL FOUR NOMINEES.

     Listed below is the name of each person nominated for election as a Director of the Company (each is currently a Director of the Company, except Mr. Winfield), each Director's age, his or her principal occupation, membership on the board of directors of other public companies (which is shown parenthetically), the year in which he or she first became a Director of the Company and the year in which each Director's term as a Director will expire:

             NOMINEES STANDING FOR ELECTION FOR TERM EXPIRING 2000

                                                                          DIRECTOR       TERM
       NAME           AGE            PRINCIPAL OCCUPATION (1)              SINCE        EXPIRES
       ----           ---            ------------------------             --------      -------
Burnett W. Donoho     58     Retail Consultant; former Vice Chairman,       1995         1998
                             Chief Operating Officer of Macy's East, a
                             chain of 60 department stores and a then
                             division of R.H. Macy & Co., Inc.; former
                             Vice Chairman and Chief Operating Officer
                             of Montgomery Ward & Co., Inc. a major
                             retailer
James F. McCann       46     President of 1-800-FLOWERS, Inc., a            1996         1998
                             national retail florist (Gateway 2000,
                             Inc. and Petco Animal Supplies, Inc.)
Sydell L. Miller      60     Private investor and consultant; former        1994         1998
                             Chairman of the Board and Chief Executive
                             Officer of Matrix Essentials, Inc., a
                             subsidiary of Bristol-Myers Squibb
                             Company
Ivan J. Winfield      64     Retired Managing Partner of Coopers &           N/A          N/A
                             Lybrand; currently Associate Professor at
                             Baldwin-Wallace College, Cleveland, Ohio;
                             and Business Consultant (Boykin Lodging
                             Co., Fairport Mutual Funds, HMI
                             Industries, Inc. and International Total
                             Services, Inc.)

                         DIRECTORS CONTINUING IN OFFICE

                                                                          DIRECTOR       TERM
       NAME           AGE            PRINCIPAL OCCUPATION (1)              SINCE        EXPIRES
       ----           ---            ------------------------             --------      -------
Raymond L. Bank       44     President and Chief Operating Officer of       1994         1999
                             Merchant Development Corporation, a
                             venture capital and buy-out firm focusing
                             on consumer retail, direct marketing and
                             service companies (Regency Realty, Inc.)
Michael Feuer         53     Chairman and Chief Executive Officer of        1988         1999
                             the Company
Carl D. Glickman      71     President, The Glickman Organization,          1995         1999
                             private investing (The Bear Stearns
                             Companies, Inc., Alliance Tire & Rubber
                             Company Ltd., Andal Corporation,
                             Continental Health Affiliates, Inc.,
                             Franklin Holdings, Inc., Jerusalem
                             Economic Corporation Ltd., Lexington
                             Corporate Properties, Inc. and Infutech
                             Inc.)

---------------

(1) Each of the foregoing, except Ms. Miller and Messrs. Bank, Donoho and Winfield, either has had the positions shown or has had other executive positions with the same employer for more than five years. Ms. Miller has been a private investor and consultant since September 1995. Prior to September 1995, Ms. Miller served as Chairman of the Board and Chief Executive Officer of Matrix Essentials, Inc., a manufacturer of professional hair care, skin care and cosmetic products and a subsidiary of Bristol-Myers Squibb Company. Mr. Bank has held his current position since July 1994. In addition, since 1991, Mr. Bank has also served as President of Raymond L. Bank & Associates, a retail and direct marketing consulting firm. From April 1992 until October 1992, Mr. Bank served as Vice President, New Business Development for QVC Network, Inc. and from June 1984 until December 1991, Mr. Bank was associated in a variety of capacities with New Enterprise Associates, a venture capital firm. Mr. Bank also served as a Director of the Company from May 1990 until the acquisition by Kmart Corporation of 92.7% of the Company in November 1991. For approximately 11 months in 1997, Mr. Donoho served as Vice Chairman and Chief Operating Officer of Montgomery Ward & Co., Inc. Mr. Donoho was an independent retail consultant from January 1995 to February 1997. Mr. Donoho served as Vice Chairman, Chief Operating Officer of Macy's East, a chain of 60 department stores and a then division of R.H. Macy & Co., Inc. from July 1992 until December 1994. From June 1991 to June 1992, Mr. Donoho was a retail consultant with Ernst & Young, a public accounting firm; from November 1990 to May 1991, Mr. Donoho was a consultant to the Superintendent and acting Chief Financial Officer of the Chicago Public Schools; and prior to that, Mr. Donoho was President and Chief Operating Officer of Marshall Field's, a department store chain. Mr. Winfield has held his current position since September 1995. From 1970 until October 1994, Mr. Winfield was a partner with the accounting firm of Coopers & Lybrand. Mr. Winfield served as a Managing Partner of Coopers & Lybrand from July 1978 to October 1994.

     During the fiscal year ended January 24, 1998, the Company's Board of Directors held four meetings. Each Director attended at least 75% of the meetings.

     Messrs. Glickman (Chairman), Bank and Donoho are the current members of the Board's Audit Committee, which is empowered to exercise all powers and authority of the Board of Directors with respect to the Company's annual audit, accounting policies, financial reporting and internal controls. The Audit Committee met twice and consulted informally on other occasions during the last fiscal year.

     Messrs. Glickman (Chairman) and Bank and Ms. Miller are the current members of the Board's Compensation Committee (the "Compensation Committee"), which is empowered to exercise all powers and authority of the Board of Directors with respect to compensation of the officers of the Company. The Compensation Committee met once and consulted informally on other occasions during the last fiscal year.

     The Company's Board of Directors does not have a nominating committee.

COMPENSATION OF DIRECTORS

     Directors who are not officers or employees of the Company receive an annual retainer fee of $25,000 payable in restricted common shares of the Company, and a fee of $1,000 for each meeting of the Board attended and a fee of $500 for each Committee meeting of the Board attended, each of which is payable in common shares of the Company.

                             EXECUTIVE COMPENSATION

     The following Compensation Committee Report and the performance graph included elsewhere in this Proxy Statement shall not be deemed soliciting material or otherwise deemed filed and shall not be deemed to be incorporated by reference by any general statement incorporating by reference this Proxy Statement into any other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates the report or the performance graph by reference therein.

COMPENSATION COMMITTEE REPORT

     The Company's compensation program is administered by the Compensation Committee of the Board of Directors which has responsibility for reviewing all aspects of compensation paid by the Company to its executive officers. The Compensation Committee is comprised of the three Directors listed at the end of this report.

     The Compensation Committee's primary objective with respect to executive compensation is to work with senior management of the Company to establish programs which attract and retain key managers and align their compensation with the Company's overall business strategies, values and performance. To this end, the Compensation Committee has adopted an executive compensation philosophy which includes the following considerations:

          - A "pay-for-performance" orientation that differentiates compensation based on corporate and individual performance;

          - An emphasis on equity incentives as a significant component of total compensation in order to align the interest of Company executives closely with the long-term interests of shareholders;

          - An emphasis on total compensation versus cash salary compensation, under which base salaries are generally set at or somewhat below competitive levels, but which motivates and rewards Company executives with total compensation (including year-end bonuses) at or above competitive levels if Company and individual performance reach predetermined objectives;

          - Recognition that, as an executive's level of responsibility increases, a greater portion of his or her total compensation opportunity should be based on equity and other performance incentives and less on monthly salary; and

          - An appropriate mix of short-term and long-term compensation which facilitates retention of talented executives and encourages share ownership and capital accumulation.

     The primary components of the Company's executive compensation program are:
(i) base salaries; (ii) annual bonuses; and (iii) long-term equity incentive opportunities. Each component of compensation is discussed below.

     Base Salaries. Base salaries for Company executives are subject to annual review and adjustment on the basis of individual and Company performance, level of responsibility, and competitive, inflationary, and internal equity considerations. The Compensation Committee generally attempts to set base salaries of executive officers at a level which is at or below the "market" rate, as determined from information gathered by the Company from independent compensation consulting firms and published surveys. With respect to the $950,000 base salary established for Mr. Feuer in May 1997, the Compensation Committee took into account the factors described above for other executive officers as well as Mr. Feuer's expanded responsibilities associated with the Company's rapid growth and the Company reaching or exceeding each of its financial strategies and objectives for fiscal 1997. Although Mr. Feuer was offered a salary increase for fiscal 1998, Mr. Feuer chose to forgo an increase in his salary and instead to receive more stock options than he would have been granted if he had accepted a salary increase. This arrangement serves to continue to align Mr. Feuer's interest with the long-term interests of the Company's shareholders.

     Annual Bonuses. Under the Company's Annual Incentive Bonus Plan, Company executives are eligible to receive annual cash bonus awards to focus attention on and provide a reward for achieving key individual and Company goals. Target incentive bonus amounts for executives are established at the beginning of each year either as a dollar amount or a percentage of the executive's salary, depending upon each executive's level of responsibility and function. Performance objectives are established for the Company at the beginning of each fiscal year, and are designed to provide competitive bonuses on a "pay-for-performance" basis. In the past, these objectives have included specific targets for both earnings growth and overall profitability. In addition, individual performance objectives are established for each executive, which include both specific performance goals and other more qualitative and developmental criteria. The actual amount of bonus payable is generally expressed as a percentage of the executive's base salary and will vary depending on the extent to which Company and individual performance goals have been achieved.

     Prior to the beginning of each fiscal year, all executives are required to designate at least 20%, and may elect to designate up to 100%, of their annual bonus to purchase restricted shares in accordance with the terms and conditions of the Company's Management Share Purchase Plan (the "Management Share Purchase Plan").

     At the beginning of each fiscal year, the Company's primary financial target for bonus purposes, as measured by earnings before interest and taxes ("EBIT"), is established and the individual performance objectives for each executive are established. Following the completion of each fiscal year, bonuses for executives are paid based on two parameters: first, the Company must reach its minimum established EBIT target, and second, the executive must reach his or her personal performance objectives. The Company achieved record EBIT results in fiscal 1997, exceeding the EBIT bonus target. Accordingly, bonuses were awarded to officers and divisional vice presidents for fiscal 1997, based on individual performance level achieved.

     Long-Term Equity Incentives. The Company endeavors to foster an ownership culture that encourages superior performance by its executive officers, and has adopted the Equity-Based Award Plan to provide for common share ownership at all levels of the Company. Pursuant to the Equity-Based Award Plan, the types of awards that can be made range from ordinary stock options to grants of restricted stock and stock appreciation rights.

     The Company intends to make annual grants of equity awards to its management personnel, including its executive officers. This annual grant program is designed to provide Company managers, over a number of years, with multiple stock options and related equity incentives. Each stock option will be granted with an exercise price equal to the fair market of the common shares at the time of grant. Individual option grants are determined by the Compensation Committee based on a manager's current performance, potential for future responsibility, and salary multiples designed to increase the portion of the total compensation opportunity represented by equity incentives as a manager's level of responsibility increases. The Compensation Committee intends to place substantial emphasis on equity awards as a percentage of total compensation, consistent with its philosophy that equity awards more closely align the interests of Company managers with the long-term interests of shareholders.

     On January 26, 1998, the Compensation Committee approved grants of options to the Company's executive officers. These options vest in equal increments over a four-year period from the date of grant. The options are designed to align the interests of the Company's senior management with those of the Company's shareholders and to reward the Company's senior managers for superior performance which directly increases shareholder value. In granting Mr. Feuer options to purchase 400,000 common shares, the Compensation Committee considered the fact that Mr. Feuer chose to receive more stock options in lieu of a salary increase, the impact of Mr. Feuer's performance on the long-term success of the Company and the degree to which Mr. Feuer's leadership is expected to affect the Company's future share price.

     Under the Management Share Purchase Plan, Company executives and other key employees of the Company designated by the Compensation Committee are required to designate in advance a minimum of 20%, and may designate up to 100%, of their annual bonus for the purchase of restricted shares at a 20% discount from fair market value on the date of purchase. Shares purchased under the Management Share Purchase Plan are generally subject to forfeiture for three years from the date of purchase. For fiscal 1997, Mr. Feuer and the other executive officers of the Company designated approximately $520,000 of the approximately $2 million total bonus compensation payable to such executives for the purchase of restricted shares.

     Section 162(m). Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public corporations for compensation over $1,000,000 paid for any fiscal year to the corporation's chief executive officer and the four other most highly compensated executive officers as of the end of any fiscal year. However, the statute exempts qualifying performance-based compensation from the deduction limit if certain requirements are met. The Compensation Committee currently intends to structure performance-based compensation, including stock option grants and annual bonuses, to executive officers who may be subject to Section 162(m) in a manner that satisfies those requirements. To meet the shareholder approval requirements of Section 162(m), the Company is submitting the Annual Incentive Bonus Plan to shareholders for approval at the 1998 annual meeting. See "Item 3 -- Approval of the Company's Annual Incentive Bonus Plan."

     The Board and the Compensation Committee reserve the authority to award non-deductible compensation in other circumstances as they deem appropriate. Further, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, no assurance can be given, notwithstanding the Company's efforts, that compensation intended by the Company to satisfy the requirements for deductibility under
Section 162(m) will, in fact, satisfy such requirements.

     Conclusion. In conclusion, the Company's executive compensation program is designed to provide a significant link between total compensation and the Company's performance and long-term share price appreciation consistent with the compensation philosophies set forth above.

                                            Members of the Compensation
                                            Committee

                                            Carl D. Glickman (Chairman)
                                            Raymond L. Bank
                                            Sydell L. Miller

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Directors Glickman, Bank and Miller comprise the Board's Compensation Committee. None of these directors is or has been an officer or employee of the Company.

                           SUMMARY COMPENSATION TABLE

                                             ANNUAL COMPENSATION          LONG-TERM COMPENSATION
                                       --------------------------------           AWARDS
                                                                OTHER     -----------------------   PAYOUTS
                                                                ANNUAL    RESTRICTED   SECURITIES   --------   ALL OTHER
                                                               COMPEN-      STOCK      UNDERLYING     LTIP      COMPEN-
          NAME AND             FY       SALARY      BONUS       SATION      AWARDS      OPTIONS     PAYOUTS     SATION
     PRINCIPAL POSITION     ENDED(1)     ($)         ($)         ($)        ($)(2)        (#)         ($)         ($)
     ------------------     --------   --------   ----------   --------   ----------   ----------   --------   ---------
  Michael Feuer               1998     $851,923   $  712,000         --          --      300,000          --         --
  Chairman and                1997     $638,462           --         --    $ 48,344      300,000          --         --
  Chief Executive Officer     1996     $623,559(3) $1,000,000        --          --    1,012,500          --         --

  John C. Martin              1998     $375,481   $  175,000         --          --      150,000          --         --
  President, Retail Stores    1997     $379,615           --         --    $ 10,321      225,000          --         --
                              1996     $253,173   $  129,392         --          --           --          --         --

  Edward L. Cornell           1998     $259,998   $   87,450         --          --       50,000          --         --
  Executive Vice              1997     $255,000           --         --          --      150,000          --         --
    President,
  New Business Development    1996     $258,462           --         --          --           --          --         --

  James C. Tener              1998     $238,558   $   88,000         --          --      100,000          --         --
  Executive Vice              1997     $159,596           --         --          --      150,000          --         --
    President,
  Store Operations            1996           --           --         --          --           --          --         --

  Mark L. Keschl              1998     $203,463   $   93,890         --          --       60,000          --         --
  Senior Vice President,      1997     $183,615           --         --    $ 12,838       90,000          --         --
  Real Estate                 1996     $169,587   $  107,300         --          --           --          --         --

---------------

(1) Includes compensation earned, awarded or paid for the fiscal years ended January 24, 1998, January 25, 1997, and January 27, 1996, respectively. In February 1998, the base salaries of Messrs. Martin, Cornell, Tener and Keschl were increased to $425,000, $275,000, $275,000 and $230,000, respectively. Mr. Feuer's base salary was not increased.

(2) Amounts shown reflect the difference between the closing market price for the common shares on the date of purchase and the purchase price paid by each of the named executive officers for the purchase of restricted shares under the Company's Management Share Purchase Plan. The aggregate restricted share holdings and values (net of consideration paid) at January 24, 1998 for the named executive officers are as follows: (i) Mr. Feuer--15,399 shares, $31,568; (ii) Mr. Martin--3,288 shares, $6,740; (iii) Mr. Cornell-- no shares; (iv) Mr. Tener--no shares; and (v) Mr. Keschl--4,234 shares, $8,680. With respect to the restricted shares so purchased, if employment is terminated by the executive (other than as a result of death, disability or retirement after age 65) or if employment is terminated by the Company for "cause" before the third anniversary of the purchase date, the executive will receive unrestricted shares having a value equal to the lesser of the current fair market value for the common shares or the price paid initially for such restricted shares. If the executive's employment is terminated by the Company without cause before the third anniversary of the purchase date, the executive will receive unrestricted shares, having a value equal to (i) the then current fair market value of a percentage of the restricted shares (based on the number of months of employment completed during the restricted period), plus (ii) as to the balance of the restricted shares the lesser in value of the restricted shares at their current fair market value or the price paid initially for such restricted shares. Dividends, if any, will be paid on restricted shares at the same rate as common shares.

(3) Of this amount, $126,924 was paid to Mr. Feuer by Kmart Corporation for back salary owed to Mr. Feuer by Kmart Corporation for the Company's 1992, 1993 and 1994 fiscal years.

NEW EXECUTIVE OFFICERS

     JAMES P. MASTRIAN joined the Company in June 1997 as Senior Executive Vice President, Merchandising and Marketing and received an option to purchase 150,000 shares at an exercise price of $14.00 per share, one-fourth of which will become exercisable in each of fiscal 1998, 1999, 2000 and 2001. Mr. Mastrian's cash compensation for fiscal 1998 consists of an annual base salary of $375,000, plus a bonus payable under the terms of the Company's Annual Incentive Bonus Plan and an option to acquire 200,000 shares at an exercise price of $14.625 per share, one-fourth of which become exercisable in each of fiscal 1999, 2000, 2001 and 2002.

     JEFFREY L. RUTHERFORD was named Chief Financial Officer of the Company in June 1997. In March 1998, Mr. Rutherford was promoted to Executive Vice President, Chief Financial Officer. Mr. Rutherford's cash compensation for fiscal 1998 consists of an annual base salary of $260,000, plus a bonus payable under the terms of the Company's Annual Incentive Bonus Plan and an option to acquire 125,000 shares at an exercise price of $14.625 per share, one-fourth of which will become exercisable in each of fiscal 1999, 2000, 2001 and 2002.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS (1)
                         ---------------------------------------------------------    POTENTIAL REALIZABLE VALUE
                                        PERCENT OF                                     AT ASSUMED ANNUAL RATES
                         NUMBER OF     TOTAL OPTIONS                                        OF STOCK PRICE
                         SECURITIES     GRANTED TO                                     APPRECIATION FOR OPTION
                         UNDERLYING      EMPLOYEES      EXERCISE                               TERM (3)
                          OPTIONS        IN FISCAL        PRICE       EXPIRATION      --------------------------
        NAME             GRANTED(#)      YEAR (2)       ($/SHARE)        DATE            5%($)         10%($)
        ----             ----------    -------------    ---------    -------------    -----------    -----------
Michael Feuer........     300,000            9%          $11.75      March 5, 2007     $176,250       $352,500
John C. Martin.......     150,000            4%          $11.75      March 5, 2007     $ 88,125       $176,250
Edward L. Cornell....      50,000            1%          $11.75      March 5, 2007     $ 29,500       $ 59,000
James C. Tener.......     100,000            3%          $11.75      March 5, 2007     $ 59,000       $118,000
Mark L. Keschl.......      60,000            2%          $11.75      March 5, 2007     $ 35,400       $ 70,800

---------------

(1) The options are exercisable as to one-fourth of the shares on each of the first, second, third and fourth anniversary dates of the grant. The options are transferable to members of the executive's family, to a trust or trusts for the benefit of members of the executive's family or to a partnership or partnerships of members of the executive's family.

(2) Based on 3,416,130 options granted to all employees during the fiscal year ended January 24, 1998.

(3) The dollar amounts under these columns are the result of the calculations at the 5% and 10% rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, of the Company's stock price.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                       AND FISCAL YEAR-END OPTION VALUES

                                                                                         VALUE OF
                                                                   NUMBER OF            UNEXERCISED
                                                                  UNEXERCISED          IN-THE-MONEY
                                                                  OPTIONS AT            OPTIONS AT
                                                               JANUARY 24, 1998      JANUARY 24, 1998
                                                               -----------------    -------------------
                          SHARES ACQUIRED                        EXERCISABLE/          EXERCISABLE/
          NAME              ON EXERCISE      VALUE REALIZED      UNEXERCISABLE         UNEXERCISABLE
          ----            ---------------    --------------    -----------------    -------------------
Michael Feuer...........        --                 --          1,182,916/600,000    $4,244,148/$900,000
John C. Martin..........        --                 --            116,171/431,410    $  995,310/$459,375
Edward L. Cornell.......        --                 --            179,630/319,869    $1,668,928/$162,500
James C. Tener..........        --                 --                  0/250,000    $        0/$306,250
Mark L. Keschl..........        --                 --             83,917/150,000    $  535,713/$183,750

EMPLOYMENT AGREEMENT

     The Company and Mr. Feuer are parties to an Amended and Restated Employment Agreement (the "Feuer Agreement") dated March 9, 1995, as amended March 5, 1998. The Feuer Agreement provides for the employment of Mr. Feuer on a three-year "evergreen" basis beginning March 1998 and ending January 2001. Under the Feuer Agreement, an additional year will be added to the end of each three-year term unless the Company provides Mr. Feuer with notice of termination at least two years prior to the end of that three-year term. Mr. Feuer's current base salary is $950,000 per year and is subject to increase at the discretion of the Compensation Committee.

     In addition, under the Feuer Agreement, Mr. Feuer was granted options to purchase 1,012,500 common shares having an exercise price equal to $11.55 per share (the fair market value of shares on the date of grant adjusted to give effect to the 3-for-2 stock splits effective July 12, 1995 and July 9, 1996), all of which are currently exercisable.

     If the Company terminates Mr. Feuer's employment without "cause" or materially changes Mr. Feuer's position, duties or reporting relationship, Mr. Feuer is entitled to payment of his base salary, plus a bonus amount equal to the greater of (i) the bonus compensation paid or payable to him in respect of the fiscal year immediately preceding the fiscal year during which such termination occurred or (ii) the average of the bonus compensation paid or payable to him in respect of the three fiscal years immediately preceding the fiscal year during which such termination occurred for the balance of the agreement. "Cause" is defined as fraud, commission of a felony or act that results in material injury to the business reputation of the Company, willful and repeated failure to perform duties under the Feuer Agreement or material breach of the agreement.

     In the event of a "change in control" of the Company, Mr. Feuer is entitled to terminate the agreement and to treat the termination as a termination by the Company without cause. "Change in control" is defined in the Feuer Agreement as any person or group of commonly controlled persons controlling 30% or more of the Company or any transaction resulting in a change in ownership of 30% or more of the outstanding common shares or a sale or disposition of all, or substantially all, of the Company's assets.

SEVERANCE AGREEMENTS

     To ensure continuity and the continued dedication of key executives during any period of uncertainty caused by the possible threat of a takeover, the Company has entered into severance agreements with certain key executives, including each of the executive officers named in the Summary Compensation Table (other than Mr. Feuer). In the event there is a Change in Control (as that term is defined in the agreements) of the Company and the employment of the executive terminates under certain conditions described in the agreements at any time during the 24 months following the Change in Control, the executive will continue to receive the executive's monthly base pay for an agreed upon amount of time. Each agreement also contains a covenant by the executive not to compete with the Company for 12 months following termination of employment. If an executive violates the covenant not to compete, the executive is no longer entitled to receive the monthly severance payments described below.

     For Messrs. Martin, Tener and Keschl, the severance agreements provide that upon termination of employment by the Company (other than for Cause or Disability (as such terms are defined in the agreements)) or by the executive for Good Reason (as defined in the agreements), they will continue to receive their monthly base salary as of such date for (i) 24 months if such termination occurs within 24 months following a Change in Control or (ii) 12 months if such termination does not occur within 24 months of a Change in Control.

     For Mr. Cornell, the severance agreement provides that upon termination of employment by the Company (other than for Cause or Disability) or by the executive for Good Reason within 24 months following a Change in Control, he will continue to receive his monthly base salary as of such date for 12 months.

SHAREHOLDER PERFORMANCE GRAPH

     Set forth below is a line graph comparing the cumulative total return on the Company's common shares with the cumulative total return of the Standard & Poor's Composite--500 Stock Index and an index based on a "line of business" peer group of companies consisting of Office Depot, Inc. and Staples, Inc. The graph assumes in each case an initial investment of $100 on November 1, 1994 (the date of the Company's initial public offering), with the peer group investment weighted on the basis of market capitalization at November 1, 1994.

                                     [Graph]


------------------------------------------------------------------------------------------------------------
                           NOV. 1, 1994    JAN. 20, 1995    JAN. 27, 1996    JAN. 25, 1997    JAN. 24, 1998
------------------------------------------------------------------------------------------------------------
 OFFICEMAX, INC.               100              136              180              147              171
------------------------------------------------------------------------------------------------------------
 PEER GROUP                    100              105              103              123              137
------------------------------------------------------------------------------------------------------------
 S&P 500                       100              100              133              167              213
------------------------------------------------------------------------------------------------------------

              ITEM 2 -- APPROVAL OF AN AMENDMENT TO THE COMPANY'S
                            EQUITY-BASED AWARD PLAN

INTRODUCTION

     The Company's Equity-Based Award Plan (formerly called the 1994 Stock Option Plan) was established in October 1994, prior to the Company's initial public offering. In May 1996, the Company's shareholders approved (i) amending and restating the 1994 Stock Option Plan as the "Equity-Based Award Plan" and
(ii) increasing the number of shares of common stock available for issuance under the plan.

     A total of 11,647,343 common shares are currently available under the Equity-Based Award Plan, subject to adjustment for stock dividends, stock splits and certain other changes in the Company's capitalization affecting the shares of common stock.

     In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split and certain other changes in capitalization affecting the shares of common stock, the Compensation Committee may make adjustments to the aggregate number of shares reserved for issuance, in the number and stock option price of shares subject to outstanding stock options, in the number and purchase and purchase price of shares subject to outstanding Share Purchase Rights, in the number of Share Appreciation Rights and in the number of common shares subject to Restricted Share Awards and any other outstanding awards granted under the Equity-Based Award Plan.

     The following is a summary of the terms of the Equity-Based Award Plan and does not purport to be complete. Reference is made to the Amended and Restated Equity-Based Award Plan, a copy of which is attached hereto as Appendix A, for a complete statement of the terms of the Equity-Based Award Plan.

DESCRIPTION OF THE AMENDMENT

     The Board of Directors of the Company has unanimously adopted, and recommends to shareholders for approval, an amendment to the Equity-Based Award Plan to make an additional 5,352,657 shares available for grants under the Equity-Based Award Plan making a total of 17,000,000 shares authorized for issuance under the Equity-Based Award Plan and to extend the term of the Equity-Based Award Plan to March 5, 2008. The Board also approved the amendment and restatement of the Equity-Based Award Plan in the form attached hereto as Appendix A. Such shares would be available for grants in accordance with the terms of the Equity-Based Award Plan to full-time employees of the Company and its subsidiaries. The Company typically grants options at all levels, including store managers, assistant managers and other employees in the Company's field management personnel organization. Prior to the end of fiscal 1998, the Company expects to have granted options with respect to substantially all of the shares authorized under the Equity-Based Award Plan.

     Management believes that awarding options under the Equity-Based Award Plan has been integral to the Company's success. Management also believes that the dilutive effect of the option grants is substantially less than the earnings improvements driven by recruiting, retaining and motivating employees through the option program. Management believes that failure to continue the program in the future would have a materially adverse impact on its ability to attract, motivate and retain employees.

     The 5,352,657 additional shares requested under this proposed amendment to the Equity-Based Award Plan are expected to be sufficient to accommodate all anticipated broad-based grants through fiscal 2000. If the proposal is approved by the shareholders, management believes that a significant portion of the compensation payable to the Company's associates (and the majority for officers) will be at-risk through the option and bonus components of compensation. As such, management believes that the proposed amendment benefits shareholders in that it continues to align shareholder interests with employee interests and motivates an appropriate performance culture.

     Set forth below is the Company's analysis of the potential dilution of the incremental options under the following assumptions at different earnings levels and stock prices:

     - All options granted at a price per share of $17 per share.

     - All current and future grants remain outstanding (i.e., no forfeitures). In practice, more than 30% of the options granted to date have been forfeited. Any forfeitures will result in lower dilution than is shown in the tables below.

     - The tax benefit associated with the options has not been included. The tax benefit will result in lower dilution than is shown in the tables below

                EARNINGS PER SHARE ASSUMING ALL OPTIONS PROPOSED
                      UNDER THE AMENDMENT ARE OUTSTANDING:

                                                           STOCK PRICE
                                                         ----------------
                  EARNINGS                     $25.00    $30.00    $35.00    $40.00
                  --------                     ------    ------    ------    ------
$ 75,000,000.................................  0.575     0.570     0.566     0.563
$100,000,000.................................  0.767     0.760     0.755     0.751
$125,000,000.................................  0.959     0.950     0.943     0.939
$150,000,000.................................  1.150     1.140     1.132     1.126

             EARNINGS PER SHARE ASSUMING NO OPTIONS PROPOSED UNDER
                         THE AMENDMENT ARE OUTSTANDING:

                                                           STOCK PRICE
                                               ------------------------------------
                  EARNINGS                     $25.00    $30.00    $35.00    $40.00
                  --------                     ------    ------    ------    ------
$ 75,000,000.................................  0.583     0.580     0.578     0.576
$100,000,000.................................  0.777     0.773     0.771     0.769
$125,000,000.................................  0.971     0.967     0.963     0.961
$150,000,000.................................  1.166     1.160     1.156     1.153

                   DIFFERENCE IN EARNINGS PER SHARE BASED ON
                       AWARDING THE INCREMENTAL OPTIONS:

                                                            STOCK PRICE
                                                ------------------------------------
                   EARNINGS                     $25.00    $30.00    $35.00    $40.00
                   --------                     ------    ------    ------    ------
$ 75,000,000..................................  (0.01)    (0.01)    (0.01)    (0.02)
$100,000,000..................................  (0.01)    (0.01)    (0.02)    (0.02)
$125,000,000..................................  (0.01)    (0.02)    (0.02)    (0.02)
$150,000,000..................................  (0.02)    (0.02)    (0.02)    (0.03)

                  PERCENTAGE DIFFERENCE IN EARNINGS PER SHARE:

                                                            STOCK PRICE
                                                ------------------------------------
                   EARNINGS                     $25.00    $30.00    $35.00    $40.00
                   --------                     ------    ------    ------    ------
$ 75,000,000..................................   -1.3%     -1.8%     -2.1%     -2.3%
$100,000,000..................................   -1.3%     -1.8%     -2.1%     -2.3%
$125,000,000..................................   -1.3%     -1.8%     -2.1%     -2.3%
$150,000,000..................................   -1.3%     -1.8%     -2.1%     -2.3%

     Management expects forfeitures under the program and also does not expect to grant all or a majority of the share-based awards within the coming year. Therefore, management views this analysis as likely to overstate the actual dilutive impact of the program.

     Management believes that the maximum potential incremental dilution of 2.3% under the above assumptions arising from approval of additional shares for the Equity-Based Award Plan will be more than offset by the benefits of continuing the program. Management also believes that motivation and performance orientation has been significantly enhanced by the program. In management's opinion, failure to approve the additional shares necessary to continue the program could have a material adverse effect on its operating results in the future.

     The options granted with respect to this amendment will be subject to the following conditions:

          - Any options granted will have an exercise price at or above the prevailing market price at the time of grant (i.e., no in-the-money options will be granted)

          - No options granted under the plan will be subject to repricing

          - Options will be granted only to the extent that such grants are consistent with the Company's performance-oriented compensation philosophy

PURPOSE OF THE PLAN

     The purpose of the Equity-Based Award Plan is to enable the Company to attract, retain and reward key employees of the Company and strengthen the mutuality of interests between those key employees and the Company's shareholders by offering the key employees equity or equity-based incentives.

ADMINISTRATION OF THE PLAN

     The Equity-Based Award Plan is governed and administered by the Compensation Committee of the Board. The Compensation Committee is appointed by the Board, and its members serve at the pleasure of the Board. The Compensation Committee may adopt rules and regulations that are consistent with and necessary for the proper administration of the Equity-Based Award Plan. The Compensation Committee has full power to interpret and administer the Equity-Based Award Plan, and decisions of the Compensation Committee in all matters relating to the administration or interpretation of the Equity-Based Award Plan are final and binding.

     The Compensation Committee has full authority to determine: the type and amount of any award to be granted to each Participant (as defined below); the consideration, if any, to be paid for any award; the timing of each award; the terms and conditions of any award granted under the Equity-Based Award Plan; and the terms and conditions of the related agreements that will be entered into with the Participants. However, no Participant may be granted stock options or other awards under the Equity-Based Award Plan with respect to more than 500,000 shares (subject to the adjustments described above) during any calendar year.

     As to the selection of and grant of awards to Participants who are not covered by Section 16 of the Exchange Act, the Compensation Committee may delegate its responsibilities to members of the Company's management in any manner consistent with applicable law.

PARTICIPATION IN THE PLAN

     Participation in the Equity-Based Award Plan is limited to officers and key employees (collectively, "Participants," individually, a "Participant") of the Company and its subsidiaries and affiliates who are responsible for or contribute to the management, growth or profitability of the business of the Company (or of its subsidiaries or affiliates). The Compensation Committee has the full authority to determine the individuals who will participate in the Equity-Based Award Plan. Nothing contained in the Equity-Based Award Plan guarantees the continued employment of a Participant by the Company or a subsidiary or affiliate of the Company.

STOCK OPTIONS

     Grant of Stock Options. Subject to certain limitations explained below, the Compensation Committee may grant stock options, alone, in tandem or in addition to other awards granted under the Equity-Based Award Plan, from time to time during the period that the Equity-Based Award Plan is in effect to such Participants as, in the opinion of the Compensation Committee, will best further the interests of the Company and achieve the purposes of the Equity-Based Award Plan. The Compensation Committee determines the individuals to whom, and the time at which, grants of stock options will be made, the number of shares purchasable under each stock option and the terms and conditions of those stock options. Two types of stock options may be granted: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options (each as defined in the Equity-Based Award
Plan).

     The Compensation Committee may not grant a Non-Qualified Stock Option or an Incentive Stock Option under the Equity-Based Award Plan if the option price per share is less than 100% of the fair market value of the shares at the date of grant. If a Participant owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, the Compensation Committee may not grant an Incentive Stock Option to the Participant if the option price per share is less than 110% of the fair market value of the shares at the date of the grant.

     Duration and Exercise of Stock Options. Stock options are exercisable at such time and subject to such terms and conditions as may be determined by the Compensation Committee; however, unless otherwise determined by the Compensation Committee, a stock option may not be exercised prior to six months and one day following the date of grant. A stock option is not exercisable after 10 years from the date it is granted; except that each Incentive Stock Option granted to a Participant who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, its parent or subsidiary corporations is not exercisable after five years from the date it is granted. If any stock option is exercisable only in installments or only after specified exercise dates, the Compensation Committee may waive such installment exercise provisions and may accelerate any exercise dates.

     Transfer and Termination of Stock Options. A stock option may be exercised at any time during the option period, subject to any installment exercise provisions and the six months and one day holding period, by giving written notice of exercise to the Company specifying the number of shares to be purchased. At the time of giving specific notice, the Participant must pay the full purchase price for the shares being purchased in cash, by shares or by check or such other instrument as the Compensation Committee may accept. No shares may be issued on exercise of a stock option until full payment has been made. A Participant will not have rights to dividends or any other rights with respect to any shares subject to a stock option unless the Participant has given written notice of exercise, paid in full for those shares, and those shares have been issued to him or her.

     A stock option may generally not be transferred by the Participant other than by will or the laws of descent and distribution or pursuant to a qualified domestic relations order. However, if so provided in the applicable Option Agreement, the Participant may transfer a stock option during his or her lifetime to members of his or her family, to trusts for the benefit of his or her family members or to a family partnership. A stock option may be exercised during the Participant's lifetime only by the Participant or his or her duly authorized legal representative if the Participant is unable to exercise his or her stock option as a result of the Participant's disability, but if the stock option is an Incentive Stock Option, it is only exercisable by the Participant's legal representative to the extent permitted by Section 422 of the Internal Revenue Code (the "Code").

     If the Participant's employment is terminated by reason of his or her death or disability, any stock option held by the Participant will become fully vested and exercisable and may be exercised by the estate of the Participant or the Participant's legal representative for a period of one year from the date of death. If the Participant is terminated by reason of his or her disability, any stock option held by the Participant will become fully vested and exercisable for a period of one year from the date of termination, but in no event may a stock option be exercised prior to six months and one day from the date of grant.

     Unless otherwise determined by the Compensation Committee at or after the time of granting any stock option, if a Participant's employment with the Company or any subsidiary or affiliate terminates for any reason other than death or disability, all stock options held by the Participant shall terminate 90 days after the date employment terminates.

     Incentive Stock Options may not be exercised by the Participant's legal representative, in the case of disability, or the Participant's estate, in the case of death, later than ten years from the date the Incentive Stock Option was granted.

     For a period of one year following a Change in Control or Potential Change in Control, a majority of the Continuing Directors may take action so that any stock options awarded under the Equity-Based Award Plan not previously exercisable and vested shall become fully exercisable and vested. If there are no Continuing Directors, options not previously exercisable and vested will automatically become fully exercisable and vested. The value of all outstanding stock options shall be cashed out on the basis of the Change in Control Price, unless otherwise determined by the Compensation Committee, prior to the Change in Control or Potential Change in Control.

     Change in Control means the occurrence of any of the following: (i) the Board or shareholders of the Company approve a consolidation or merger that results in the shareholders of the Company immediately prior to the transaction giving rise to the consolidation or merger owning less than 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction giving rise to the merger or consolidation; (ii) the Board or shareholders of the Company approve the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company; (iii) any person or other entity (other than the Company or a subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) purchases any shares (or securities convertible into shares) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors cease to constitute a majority of the Board of Directors, unless the election or the nomination for election of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of that period.

     Potential Change in Control means the occurrence of any of the following:
(i) shareholder approval of an agreement that would result in a Change in Control; or (ii) the acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company, its subsidiary or a Company employee benefit plan) of securities representing 25% or more of the voting power of the Company's outstanding securities and the adoption by the Board of a resolution that a Potential Change in Control has occurred for purposes of this Plan.

     Continuing Director means an individual who was a member of the Board of Directors immediately prior to a Change in Control or Potential Change in Control.

     Buyout Provisions. The Compensation Committee may at any time buy out, for a payment in cash, shares, deferred shares or restricted shares, a stock option previously granted based on the terms and conditions that the Compensation Committee shall agree upon with the Participant; however, no transaction involving a Participant who is subject to Section 16 of the Exchange Act shall be structured in a manner that would result in the Participant's liability under
Section 16(b) of the Exchange Act or the rules and regulations promulgated thereunder.

SHARE APPRECIATION RIGHTS

     Grant of Share Appreciation Rights. Share Appreciation Rights may be granted in connection with all or any part of a stock option, either concurrently with the grant of the stock option or, if the stock option is a Non-Qualified Stock Option, by an amendment to the stock option at any time thereafter. Share Appreciation Rights may be exercised at such time and under such conditions as the Compensation Committee specifies in the Participant's stock option agreement.

     Terms and Conditions of Share Appreciation Rights. Share Appreciation Rights entitle the Participant, upon exercise of those rights, to surrender the unexercised portion of the stock option underlying the shares covered by Share Appreciation Rights and to receive an amount equal to the excess of the fair market value, on the date of exercise, of the shares covered by the surrendered portion of the underlying stock option over the exercise price of the shares covered by the surrendered portion of the underlying stock option. The underlying stock option agreement may provide that Share Appreciation Rights are payable only in cash, and it will provide a method by which an alternative fair market value of the shares on the date of exercise can be calculated. The Compensation Committee may limit the amount that a Participant is entitled to receive upon exercise of Share Appreciation Rights.

     Upon the exercise of Share Appreciation Rights, the surrendered stock option will not thereafter be exercisable. A Share Appreciation Right expires no later than the date on which the underlying stock option expires. Share Appreciation Rights may be exercised only when the fair market value of the shares covered by the Share Appreciation Rights exceeds the exercise price of the underlying stock option.

     Share Appreciation Rights are exercisable only to the extent that the related stock option is exercisable, except that no Share Appreciation Right held by a Participant who is subject to Section 16 of the Exchange Act is exercisable within the first six months after it is awarded even though the related stock option is or becomes exercisable.

     For a period of one year following a Change in Control or Potential Change in Control, a majority of the Continuing Directors may take action so that any Share Appreciation Rights shall become immediately exercisable. If there are no Continuing Directors, any Share Appreciation Rights will automatically become exercisable. The value of all outstanding Share Appreciation Rights shall be cashed out on the basis of the Change in Control Price, unless otherwise determined by the Compensation Committee, prior to the Change in Control or Potential Change in Control.

     Exercise of Share Appreciation Rights. Share Appreciation Rights are exercised by giving written notice of the exercise to the Company, stating the number of Share Appreciation Rights being exercised and surrendering the underlying stock options relating to the Share Appreciations Rights exercised.

     Payment of Share Appreciation Rights. Share Appreciation Rights will be paid in a manner determined by the Compensation Committee and set forth in the Participant's stock option agreement; however, the Compensation Committee may reserve the right to determine the manner of payment at the time the Share Appreciation Right is exercised.

RESTRICTED SHARES

     Grant of Restricted Shares. The Compensation Committee determines to whom, and the time at which, Restricted Shares shall be granted. The Compensation Committee also determines the number of Restricted Shares to be awarded, the price to be paid (if any) by the Participant, the date upon which the Restricted Shares vest, the period for which the Restricted Shares are subject to forfeiture and any other terms and conditions of the award of Restricted Shares.

     The award of Restricted Shares may be conditioned upon the attainment of specified performance goals or other such factors as the Compensation Committee may determine.

     Terms and Conditions of Restricted Shares. Restricted Shares are subject to the following terms and conditions and such additional terms and conditions as the Compensation Committee deems desirable.

     The purchase price (if any) of the Restricted Shares shall be determined by the Compensation Committee at the time of the grant. Restricted Share awards must be accepted by executing a Restricted Share Award agreement and paying the price (if any) set by the Compensation Committee. Each Participant receiving a Restricted Share award shall be issued a stock certificate registered in the name of the Participant for those Restricted Shares.

     Stock certificates for Restricted Shares shall be held in custody by the Company until the restrictions thereon have lapsed, and, as a condition of an award, the Participant must deliver a stock power to the Company relating to the Restricted Shares.

     The Participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Restricted Shares covered by the award during the restriction period set by the Compensation Committee commencing with the date of the award. The restriction period shall not be less than six months and one day (the "Minimum Restriction Period") unless otherwise determined by the Compensation Committee at the time of grant. Subject to these limitations and the Minimum Restriction Period, the Compensation Committee may provide for the lapse of restrictions in installments and may accelerate or waive restrictions based on service, performance or such other factors as the Compensation Committee may determine.

     Except for the restrictions provided by the Equity-Based Award Plan, the Participant shall have, with respect to the Restricted Shares awarded, all of the rights of a shareholder of the Company, including the right to vote the Restricted Shares and to receive any dividends. However, the Compensation Committee, at the time of the award, may permit or require the payment of cash dividends to be deferred and subject to forfeiture and, if the Compensation Committee so determines, reinvested in additional Restricted Shares or otherwise reinvested. Unless the Compensation Committee determines otherwise, share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares subject to the same terms, conditions and restrictions that apply to the Restricted Shares with respect to which the dividends are issued.

     The Compensation Committee may provide for a tandem performance-based and other award designed to guarantee a minimum value to the Restricted Share award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Compensation Committee.

     For a period of one year following a Change in Control or Potential Change in Control, a majority of the Continuing Directors may take action so that any Restricted Shares shall be deemed fully vested and restrictions shall lapse. If there are no Continuing Directors, any Restricted Shares will automatically become fully vested and any restrictions will lapse. The value of all outstanding Restricted Shares shall be cashed out on the basis of the Change in Control Price, unless otherwise determined by the Compensation Committee, prior to the Change in Control or Potential Change in Control.

     Transfer and Termination of Restricted Shares. Restricted Shares are not transferable by a Participant other than by will or by the laws of descent and distribution. If a Participant's employment with the Company or any subsidiary or affiliate terminates by reason of death or disability, any Restricted Shares held by the Participant shall vest and any restriction shall lapse.

     If a Participant's employment with the Company or any subsidiary or affiliate is terminated for any reason other than death or disability, the Restricted Shares that are unvested or subject to restriction at the time of termination shall be forfeited.

TAX WITHHOLDING

     No later than the date that an award first becomes includable in the gross income of the Participant for federal income tax purposes, the Participant, as a condition to any obligation of the Company under the Equity-Based Award Plan, shall pay to the Company, or make arrangements satisfactory to the Compensation Committee regarding the payment of, any federal, state or local taxes or other items of any kind required to be withheld with respect to that amount. Unless otherwise determined by the Compensation Committee, withholding obligations may be settled with common shares, including unrestricted shares previously owned by the Participant or shares that are part of the award that gives rise to the withholding requirement. The Company and its subsidiaries and affiliates, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise payable to the Participant.

TERMINATION AND AMENDMENT OF THE PLAN

     The Board may amend, alter or discontinue the Equity-Based Award Plan at any time; provided, however, that (i) the Company shall submit to shareholders for approval any amendments to the Equity-Based Award Plan required to be approved by shareholders under Section 16 of the Exchange Act, or the rules and regulations thereunder, or Section 162(m) of the Code; and (ii) no such amendment, alteration or discontinuation shall be made that would impair the rights of a Participant under an award theretofore granted, without the Participant's consent. Subject to the above restrictions, the Board shall have all necessary authority to amend the Equity-Based

Award Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

     The Compensation Committee may amend the terms of any award at any time; provided, however, that (i) no such amendment shall be made that would impair the rights of a Participant under an award theretofore granted, without the Participant's consent, and (ii) no amendment shall be made, without the Participant's consent, that would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to a Participant who is subject to
Section 16 of the Exchange Act.

     No award shall be granted pursuant to the Equity-Based Award Plan on or after March 5, 2008, but awards granted prior to that date may be extended beyond that date.

FEDERAL INCOME TAX CONSIDERATIONS

     The following is a brief summary of the material federal income tax consequences of transactions under the Equity-Based Award Plan based on current federal income tax laws. The summary is not intended to be a complete description of all federal income tax aspects of the Equity-Based Award Plan and does not address possible state, local or foreign tax consequences.

     Incentive Stock Options. No taxable income is realized by a Participant upon the grant or exercise of an Incentive Stock Option. If common shares are issued to a Participant pursuant to the exercise of an Incentive Stock Option, and if no disqualifying disposition of such shares is made by such Participant within two years after the date of grant or within one year after the transfer of such shares to such Participant, then (i) upon the sale of such shares, a long-term capital gain or loss will be realized in an amount equal to the difference between the option price and the amount realized by Participant and
(ii) no deduction will be allowed to the Company for federal income tax purposes.

     If common shares acquired upon the exercise of an Incentive Stock Option are disposed of prior to the expiration of either holding period described above, generally (i) the Participant realizes ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of the shares on the date of exercise (or, if less, the amount realized on the disposition of the shares) over the option price paid for such shares and (ii) the Company will be entitled to deduct any such amount realized if the Company satisfies applicable federal withholding and reporting requirements. Any higher gain (or loss) realized (i.e., the difference between the amount realized and the fair market value of the shares on the date of exercise, in the case of a gain, or the option price, in the case of a loss) by the Participant will be taxed as short-term, mid-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction for the Company.

     For the purposes of computing a Participant's alternative minimum tax, the excess of the fair market value of the common shares on the date of exercise over the option price is an item of tax preference (unless there is a disposition of the shares acquired upon exercise of an Incentive Stock Option in the taxable year of exercise) which may, under certain circumstances, result in an alternative minimum tax liability to the Participant.

     Non-Qualified Stock Options. With respect to Non-Qualified Stock Options with an exercise price equal to the fair market value of the common shares on the date of grant, generally, (i) no income is realized by the Participant at the time the option is granted, (ii) upon exercise of the option, the Participant realizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the option price paid for the shares, and the Company is entitled to a tax deduction in the amount of ordinary income realized (provided that applicable withholding requirements are satisfied), and (iii) upon disposition of the shares received upon the exercise of the option, the Participant receives either a short-term, mid-term or long-term capital gain (or loss), depending upon the length of time that the Participant has held the shares, in an amount equal to the difference between the amount realized and the fair market value of the shares on the date of exercise, and no corresponding deduction is available to the Company.

     Share Appreciation Rights. No income will be realized by a Participant in connection with the grant of a Share Appreciation Right. When the Share Appreciation Right is exercised, the Participant will generally be required to recognize as ordinary income in the year of exercise an amount equal to the sum of the amount of cash and the fair market value of any shares received. The Company will be entitled to a deduction at the time in an amount equal to the amount included in such Participant's ordinary income by reason of the exercise. If the Participant receives common shares upon the exercise of a Share Appreciation Right, the post-exercise appreciation (or depreciation) will be treated as a capital gain or loss in the same manner as discussed above under "Non-Qualified Stock Options."

     Restricted Shares. A recipient of a Restricted Shares award generally will recognize ordinary income in an amount equal to the excess of the fair market value of the Restricted Shares at the time such shares are transferable or not subject to a substantial risk of forfeiture over the consideration, if any, paid for the stock. However, within 30 days of the date of grant, a Participant may elect under Section 83(b) of the Code to recognize taxable ordinary income on the date of grant equal to the excess of the fair market value of the shares of Restricted Shares on such date (determined without regard to any restrictions other than restrictions which will never lapse) over the consideration paid for such Restricted Shares. With respect to the sale of shares after they have become transferable or no longer subject to a substantial risk of forfeiture, unless the Participant makes an election under Section 83(b), the holding period to determine whether the Participant has long-term, mid-term or short-term capital gain or loss generally begins when the shares are transferable or no longer subject to a substantial risk of forfeiture, and the tax basis for such shares generally will be equal to the fair market value of the shares on such date (determined without regard to the restrictions). If the Participant makes an election under Section 83(b), the holding period will begin on the date the shares are received and the tax basis will be equal to the fair market value of the shares on such date. The Company generally will be entitled to a deduction equal to the amount that is taxable as ordinary income to the Participant.

     Dividends and Dividend Equivalents. Dividends paid on Restricted Shares generally will be treated as compensation that is taxable as ordinary income to the Participant and will be deductible by the Company. If, however, the Participant makes a timely Section 83(b) election, the dividends will be taxable as dividends rather than as compensation income to the Participant, and will not be deductible by the Company.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF THE AMENDMENT TO THE EQUITY-BASED AWARD PLAN TO INCREASE THE NUMBER OF SHARES AVAILABLE FOR GRANTS AND THE AMENDMENT AND RESTATEMENT THEREOF.

        ITEM 3 -- APPROVAL OF THE COMPANY'S ANNUAL INCENTIVE BONUS PLAN

GENERAL

     The Company's Annual Incentive Bonus Plan (the "Incentive Bonus Plan") was established in 1995. The shareholders of the Company are being asked to approve the Incentive Bonus Plan at this time to comply with the requirements of Section 162(m) of the Code.

     Section 162(m) of the Code generally limits the deductibility of compensation paid to the chief executive officer and the four other highest paid officers to $1,000,000 per year. Performance-based compensation is not subject to this limitation on deductibility. Compensation qualifies as performance-based only if it is payable on account of performance and satisfies certain other requirements, one of which is that the plan under which the compensation is payable be approved by shareholders.

THE ADOPTION OR FAILURE TO ADOPT THIS PROPOSAL WILL NOT AFFECT THE PRESENT RIGHTS OF PARTICIPANTS IN THE INCENTIVE BONUS PLAN. THEREFORE, THE SOLE EFFECT OF THE ADOPTION OF THE PROPOSAL WITH RESPECT TO AWARDS MADE PRIOR TO THE ANNUAL MEETING WILL BE A TAX BENEFIT TO THE COMPANY, AND THE FAILURE TO ADOPT THE PROPOSAL WILL DEPRIVE THE COMPANY OF THIS TAX BENEFIT.

     The following is a summary of the terms of the Incentive Bonus Plan and does not purport to be complete. Reference is made to the Incentive Bonus Plan, a copy of which is attached hereto as Appendix B, for a complete statement of the terms of the Incentive Bonus Plan.

DESCRIPTION OF INCENTIVE BONUS PLAN

     The Incentive Bonus Plan is administered by the Compensation Committee and is intended to serve as a qualified performance-based compensation program under
Section 162(m) of the Code.

     Such officers and key employees of the Company and its subsidiaries as designated by the Compensation Committee are eligible to participate in the Incentive Bonus Plan. Except as otherwise provided in the plan, the Incentive Bonus Plan provides for the payment of annual incentive cash bonus awards to participants if, and only to the extent that, annual performance goals established by the Committee are met and only if the participant is employed by the Company on the date the bonus is paid.

     The goals established by the Compensation Committee can be expressed in terms of the Company's return on equity, assets, capital or investment; either pre-tax or after-tax profit levels of the Company and/or the Company's subsidiaries; expense reduction levels; implementation of critical projects or processes; level of sales; and/or changes in the market price of the Company's stock. The goals can include standards for minimum attainment, target attainment and maximum attainment. The goals established by the Committee can be (but need not be) different each year and different goals may be applicable to different participants. All determinations with respect to performance goals under the Incentive Bonus Plan will be made in accordance with generally accepted accounting principles, where applicable.

     All participants are required to receive 20% of their annual incentive bonus (less certain payroll deductions) in restricted shares in accordance with the terms and conditions of the Company's Management Share Purchase Plan. At the election of each participant, he or she may elect to receive up to 100% of his or her annual incentive bonus (less certain payroll deductions) in restricted shares. Restricted shares are purchased under the Management Share Purchase Plan at a 20% discount from their market value and are restricted for three years. If the employee ceases to be an employee during the restricted period, he or she generally will receive unrestricted shares or cash equal in value to the lesser of cost or market value of the restricted shares. However, in the event of termination by the Company without cause, a participant will receive unrestricted shares or cash equal in value to (i) the market value of a percentage of restricted shares, such percentage being based upon the number of months of employment during the restricted period, and (ii) with respect to the balance of the shares, the lesser of cost or market value of such shares.

     No common shares will be issued under the Incentive Bonus Plan. To the extent that annual incentive bonuses are paid in Restricted Shares, such Restricted Shares are issued under, and subject to the terms and conditions of, the Management Share Purchase Plan.

     The bonus under the Plan to the Company's chief executive officer for any Plan year may not exceed three times his salary, and the bonus for each other participant who is a covered employee (within the meaning of Section 162(m)(3) of the Code) may not exceed two times the salary of such participant. In addition, no participant may receive compensation under the Plan for any taxable year in excess of $6 million.

     The bonuses earned under the Incentive Bonus Plan for fiscal 1997 by the chief executive officer and the four other highest paid officers are included in the Summary Compensation Table. The total bonuses earned under the Incentive Bonus Plan (including amounts used to acquire restricted shares) for fiscal 1997 to (i) the executive officers of the Company named in the Summary Compensation Table, and (ii) to all officers covered by the Incentive Bonus Plan were approximately $1 million and approximately $2 million, respectively. Such bonuses were paid in April 1998.

     No award may be granted under the Incentive Bonus Plan with respect to any plan year after fiscal 2008. Awards made with respect to fiscal 2008 or prior years, however, may extend beyond fiscal 2008 and the provisions of the Incentive Bonus Plan will continue to apply thereto.

     The Board can from time to time amend, suspend or discontinue the Incentive Bonus Plan; provided, however, that no amendment which requires shareholder approval in order for the Incentive Bonus Plan to continue to comply with
Section 162(m) of the Code will be effective unless it receives the requisite shareholder approval. In addition, the Committee can make such amendments as it deems necessary to comply with other applicable laws, rules and regulations.

     THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE FOR APPROVAL OF ADOPTION OF THE INCENTIVE BONUS PLAN.

                              INDEPENDENT AUDITORS

     Representatives of Price Waterhouse LLP, the Company's current independent auditors, are expected to be present at the meeting with the opportunity to make a statement about the Company's financial condition, if they desire to do so, and to respond to appropriate questions from shareholders.

                                 OTHER MATTERS

     As of the date of this proxy statement, the Company knows of no business that will be presented for consideration at the annual meeting other than the items referred to above. In the event that any other matter is properly brought before the meeting for action by shareholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

                             ADDITIONAL INFORMATION

SHAREHOLDER PROPOSALS FOR THE 1999 ANNUAL MEETING

     Any shareholder proposals for the Company's 1999 Annual Meeting of Shareholders must be received in writing by the Secretary of the Company at 3605 Warrensville Center Road, Shaker Heights, Ohio 44122, not later than December 11, 1998. The Company will not be required to include in its proxy statement a form of proxy or shareholder proposal which is received after that date or which otherwise fails to meet the requirements for shareholder proposals established by regulations of the Securities and Exchange Commission.

PROXY SOLICITATION COSTS

     The solicitation of proxies is made by and on behalf of the Board of Directors. The Company has retained Corporate Investor Communication, Inc. ("CIC") at an estimated cost of $5,500, plus reimbursement of expenses, to assist in the solicitation of proxies from brokers, nominees, institutions and individuals. In addition to solicitation by mail, CIC and regular employees of the Company may solicit proxies by telephone, or by facsimile. Proxies may be solicited by Directors, officers and employees of the Company without additional compensation.

                                          By Order of the Board of Directors,

                                          /s/ Ross H. Pollock
                                          Ross H. Pollock
                                          Secretary
April 10, 1998

                                                                      APPENDIX A

                                OFFICEMAX, INC.

                  AMENDED AND RESTATED EQUITY-BASED AWARD PLAN
                 (AMENDED AND RESTATED 1994 SHARE OPTION PLAN)

SECTION 1.  PURPOSE; DEFINITIONS.

     The purpose of the OfficeMax, Inc. Equity-Based Award Plan (the "Plan") is to enable OfficeMax, Inc. (the "Company") to attract, retain and reward key employees of the Company and strengthen the mutuality of interests between those key employees and the Company's shareholders by offering designated employees equity or equity-based incentives. This Plan is amended and restated as of March 5, 1998 to increase the number of Shares subject to the Plan (subject to shareholder approval) and to make certain changes made appropriate by changes to Rule 16b-3 of the Securities and Exchange Commission under the Exchange Act.

     For purposes of the Plan, the following terms are defined as follows:

          (a) "Affiliate" means any entity (other than the Company and any Subsidiary) that is designated by the Board as a participating employer under the Plan.

          (b) "Award" means any award of Stock Options, Share Appreciation Rights or Restricted Shares under the Plan.

          (c) "Board" means the Board of Directors of the Company.

          (d) "Change in Control" has the meaning set forth in Section 8(b).

          (e) "Change in Control Price" has the meaning set forth in Section
     8(d).

          (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto.

          (g) "Committee" means the Committee referred to in Section 2 of the Plan.

          (h) "Company" means OfficeMax, Inc., an Ohio corporation, or any successor corporation.

          (i) "Disability" means disability as defined in Section 422(c)(6) of the Code.

          (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          (k) "Fair Market Value" means the closing selling price, regular way, of the Shares on the New York Stock Exchange on the trading date immediately preceding the date of grant (or, if the Shares no longer trade on the New York Stock Exchange, any other national exchange). If the Shares are no longer traded on any national exchange, then the Fair Market Value of the Shares as of any date is the value determined for that date by the Committee in good faith.

          (l) "Incentive Stock Option" means any Stock Option intended to be and designated as, and that otherwise qualifies as, an "Incentive Stock Option," within the meaning of Section 422 of the Code or any successor section thereto.

          (m) "Non-Employee Director" has the meaning set forth in Rule 16b-3(b)(3)(i) as promulgated by the Securities and Exchange Commission under the Exchange Act, or any successor definition adopted by the Securities and Exchange Commission.

          (n) "Non-Qualified Stock Option" means any Stock Option that is not an Incentive Stock Option.

          (o) "Outside Director" has the meaning set forth in Section 162(m) of the Code and the regulations promulgated thereunder.

          (p) "Plan" means the OfficeMax, Inc. Equity-Based Award Plan, as amended from time to time.

          (q) "Potential Change in Control" has the meaning set forth in Section 8(c).

          (r) "Restricted Shares" means an award of shares that is granted pursuant to Section 7 and is subject to restrictions.

          (s) "Section 16 Participant" means a participant under the Plan who is subject to Section 16 of the Exchange Act.

          (t) "Share Appreciation Right" means an award of a right to receive an amount from the Company that is granted pursuant to Section 6.

          (u) "Shares" means the Common Shares, without par value, of the Company.

          (v) "Stock Option" or "Option" means any option to purchase Shares (including Restricted Shares, if the Committee so determines) that is granted pursuant to Section 5.

          (w) "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in that chain.

SECTION 2.  ADMINISTRATION.

     The Plan shall be administered by the Compensation Committee of the Board (the "Committee"). The Committee shall consist of not less than three directors of the Company, all of whom shall be Non-Employee Directors and Outside Directors. Those directors shall be appointed by the Board and shall serve as the Committee at the pleasure of the Board. The functions of the Committee specified in the Plan shall be exercised by the Board if and to the extent that no Committee exists that has the authority to so administer the Plan.

     The Committee shall have full power to interpret and administer the Plan and full authority to select the individuals to whom Awards will be granted and to determine the type and amount of any Award to be granted to each participant, the consideration, if any, to be paid for any Award, the timing of each Award, the terms and conditions of any Award granted under the Plan and the terms and conditions of the related agreements that will be entered into with participants. As to the selection of and grant of Awards to participants who are not Section 16 Participants, the Committee may delegate its responsibilities to members of the Company's management in any manner consistent with applicable law.

     The Committee shall have the authority to adopt, alter and repeal such rules, guidelines and practices governing the Plan as it shall, from time to time, deem advisable; to interpret the terms and provisions of the Plan and any Award issued under the Plan (and any agreement relating thereto); to direct employees of the Company or other advisors to prepare such materials or perform such analyses as the Committee deems necessary or appropriate; and otherwise to supervise the administration of the Plan.

     Any interpretation or administration of the Plan by the Committee, and all actions and determinations of the Committee, shall be final, binding and conclusive on the Company, its shareholders, Subsidiaries, Affiliates, all participants in the Plan, their respective legal representatives, successors and assigns, and all persons claiming under or through any of them. No member of the Board or of the Committee shall incur any liability for any action taken or omitted, or any determination made, in good faith in connection with the Plan.

SECTION 3.  SHARES SUBJECT TO THE PLAN.

     (a) Aggregate Shares Subject to the Plan. Subject to adjustment as provided in Section 3(c), the total number of Shares reserved and available for Awards under the Plan is 17,000,000 (including Shares issued under the Company's 1992 Nonqualified Stock Option Plan from the reserved and available Shares under the 1992 Nonqualified Stock Option Plan). Any Shares issued hereunder may consist, in whole or in part, of authorized and unissued shares or treasury shares.

     (b) Forfeiture or Termination of Awards of Shares. If any Shares subject to any Award granted hereunder are forfeited or an Award otherwise terminates or expires without the issuance of Shares, the Shares subject to that Award shall again be available for distribution in connection with future Awards under the Plan as provided in Section 3(a), unless the participant who had been awarded those forfeited Shares or the expired or terminated Award has theretofore received dividends or other benefits of ownership with respect to those Shares. For purposes hereof, a participant shall not be deemed to have received a benefit of ownership with respect to those Shares by the exercise of voting rights, or by the accumulation of dividends that are not realized because of the forfeiture of those Shares or the expiration or termination of the related Award without issuance of those Shares.

     (c) Adjustment. In the event of any merger, reorganization, consolidation, recapitalization, share dividend, share split, combination of shares or other change in corporate structure of the Company affecting the Shares, such substitution or adjustment shall be made in the aggregate number of Shares reserved for issuance under the Plan, in the number and option price of shares subject to outstanding options granted under the Plan, in the number of Share Appreciation Rights granted under the Plan and in the number of shares subject to Restricted Share Awards granted under the Plan as may be approved by the Committee, in its sole discretion, but the number of shares subject to any Award shall always be a whole number. In addition, in the event of a merger or sale of the Company, the Committee will have the authority to substitute Awards with similar awards of equity of the surviving or acquiring entity. Any fractional shares shall be eliminated.

     (d) Annual Award Limit. No participant may be granted Stock Options or other Awards under the Plan with respect to an aggregate of more than 500,000 Shares (subject to adjustment as provided in Section 3(c) hereof) during any calendar year.

SECTION 4.  ELIGIBILITY.

     Officers and other key employees of the Company, and of its Subsidiaries and Affiliates, if any, who are responsible for or contribute to the management, growth or profitability of the business of the Company (or of its Subsidiaries or Affiliates, if any), are eligible to be granted Awards under the Plan.

SECTION 5.  STOCK OPTIONS.

     (a) Grant. Stock Options may be granted alone, in addition to or in tandem with other Awards granted under the Plan or cash awards made outside the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Stock Options will be made, the number of Shares purchasable under each Stock Option and the other terms and conditions of the Stock Options in addition to those set forth in Sections 5(b) and 5(c). Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

     Stock Options granted under the Plan may be of two types which shall be indicated on their face: (i) Incentive Stock Options and (ii) Non-Qualified Stock Options. Subject to Section 5(c), the Committee shall have the authority to grant to any participant Incentive Stock Options, Non-Qualified Stock Options or both types of Stock Options.

     (b) Terms and Conditions. Options granted under the Plan shall be evidenced by Option Agreements, shall be subject to the following terms and conditions and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable:

          (1) Option Price. The option price per share of Shares purchasable under a Non-Qualified Stock Option or an Incentive Stock Option shall be determined by the Committee at the time of grant and shall be not less than 100% of the Fair Market Value of the Shares at the date of grant (or, with respect to an incentive stock option, 110% of the Fair Market Value of the Shares at the date of grant in the case of a participant who at the date of grant owns Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (as determined under Sections 424(d), (e) and (f) of the Code)).

          (2) Option Term. The term of each Stock Option shall be determined by the Committee and may not exceed ten years from the date the Option is granted (or, with respect to an Incentive Stock Option, five years in the case of a participant who at the date of grant owns Shares possessing more than ten percent of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations (as determined under Sections 424(d), (e) and (f) of the Code)).

          (3) Exercise. Stock Options shall be exercisable at such time or times and shall be subject to such terms and conditions as shall be determined by the Committee at or after grant; but, except as provided in
     Section 5(b)(6) and Section 8, unless otherwise determined by the Committee at or after grant, no Stock Option shall be exercisable prior to six months and one day following the date of grant. If any Stock Option is exercisable only in installments or only after specified exercise dates, the Committee may waive, in whole or in part, such installment exercise provisions, and may accelerate any exercise date or dates, at any time at or after grant based on such factors as the Committee shall determine, in its sole discretion.

          (4) Method of Exercise. Subject to any installment exercise provisions that apply with respect to any Stock Option, and the six month and one day holding period set forth in Section 5(b)(3), that Stock Option may be exercised in whole or in part, at any time during the option period, by the holder thereof giving to the Company written notice of exercise specifying the number of Shares to be purchased.

          That notice shall be accompanied by payment in full of the option price of the Shares for which the Option is exercised, in cash or Shares or by check or such other instrument as the Committee may accept. The value of each such Share surrendered or withheld shall be 100% of the Fair Market Value of the Shares on the date the option is exercised.

          No Shares shall be issued on an exercise of an Option until full payment has been made. A participant shall not have rights to dividends or any other rights of a shareholder with respect to any Shares subject to an Option unless and until the participant has given written notice of exercise, has paid in full for those Shares, has given, if requested, the representation described in Section 11(a), and those Shares have been issued to him.

          (5) Non-Transferability of Options. No Stock Option shall be transferable by any participant other than by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order (as defined in the Code or the Employment Retirement Income Security Act of 1974, as amended) except that, if so provided in the Option Agreement, the participant may transfer the Option during his lifetime to one or more members of his family, to one or more trusts for the benefit of one or more members of his family, or to a partnership or partnerships of members of his family, provided that no consideration is paid for the transfer and that the transfer would not result in the loss of any exemption under Rule 16b-3 of the Exchange Act with respect to any Option. The transferee of an Option will be subject to all restrictions, terms and conditions applicable to the Option prior to its transfer, except that the Option will not be further transferable by the transferee other than by will or by the laws of descent and distribution.

          (6) Termination by Death. Subject to Section 5(c), if any participant's employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Stock Option held by that participant not previously exercised and vested will become fully vested and exercisable, by the estate of the participant (acting through its fiduciary), for a period of one year from the date of that death (or such other period as the Committee may specify at or after grant).

          (7) Termination by Reason of Disability. Subject to Sections 5(b)(3) and 5(c), if a participant's employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Stock Option held by that participant not previously exercised and vested will become fully vested and exercisable by the participant or by the participant's duly authorized legal representative if the participant is unable to exercise the Option as a result of the participant's Disability, for a period of one year from the date of such termination of employment (or such other period as the Committee may specify at or after grant), but in no event may any such Option be exercised prior to six months and one day from the date of grant; and if the participant dies within that one-year period (or such other period as the Committee shall specify at or after grant), any unexercised Stock Option held by that participant shall thereafter be exercisable by the estate of the participant (acting through its fiduciary) to the same extent to which it was exercisable at the time of death, for a period of one year from the date of that termination of employment.

          (8) Other Termination. Unless otherwise determined by the Committee at or after the time of granting any Stock Option, if a participant's employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, all Stock Options held by that participant shall terminate 90 days after the date employment terminates.

     (c) Incentive Stock Options. Notwithstanding Sections 5(b)(6) and (7), an Incentive Stock Option shall be exercisable by (i) a participant's authorized legal representative (if the participant is unable to exercise the Incentive Stock Option as a result of the participant's Disability) only if, and to the extent, permitted by Section 422 of the Code and (ii) by the participant's estate, in the case of death, or authorized legal representative, in the case of Disability, no later than ten years from the date the Incentive Stock Option was granted (in addition to any other restrictions or limitations that may apply). Anything in the Plan to the contrary notwithstanding, no term or provision of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered, nor shall any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under Section 422 of the Code, or, without the consent of the participants affected, to disqualify any Incentive Stock Option under that Section 422 or any successor Section thereto.

     (d) Buyout Provisions. The Committee may at any time buy out for a payment in cash, Shares or Restricted Shares an Option previously granted, based on such terms and conditions as the Committee shall establish and agree upon with the participant, but no such transaction involving a Section 16 Participant shall be structured or effected in a manner that would result in any liability on the part of the participant under Section 16(b) of the Exchange Act or the rules and regulations promulgated thereunder.

SECTION 6.  SHARE APPRECIATION RIGHTS.

     (a) Grant. Share Appreciation Rights may be granted in connection with all or any part of an Option, either concurrently with the grant of the Option or, if the Option is a Non-Qualified Stock Option, by an amendment to the Option at any time thereafter during the term of the Option. Share Appreciation Rights may be exercised in whole or in part at such times under such conditions as may be specified by the Committee in the participant's Option Agreement.

     (b) Terms and Conditions. The following terms and conditions will apply to all Share Appreciation Rights that are granted in connection with Options:

          (1) Rights. Share Appreciation Rights shall entitle the participant, upon exercise of all or any part of the Share Appreciation Rights, to surrender to the Company unexercised that portion of the underlying Option relating to the same number of Shares as is covered by the Share Appreciation Rights (or the portion of the Share Appreciation Rights so exercised) and to receive in exchange from the Company an amount (paid as provided in Section 6(b)(5)) equal to the excess of (x) the Fair Market Value, on the date of exercise, of the Shares covered by the surrendered portion of the underlying Option over (y) the exercise price of the Shares covered by the surrendered portion of the underlying Option. The Committee may limit the amount that the participant will be entitled to receive upon surrender of a Share Appreciation Right.

          (2) Surrender of Option. Upon the exercise of the Share Appreciation Right and surrender of the related portion of the underlying Option, the Option, to the extent surrendered, will not thereafter be exercisable. The underlying Option may provide that such Share Appreciation Rights will be payable solely in cash. The terms of the underlying Option shall provide a method by which an alternative fair market value of the Shares on the date of exercise shall be calculated based on one of the following: (x) the closing price of the Shares on the national exchange on which they are then traded on the business day immediately preceding the day of exercise; (y) the highest closing price of the Shares on the national exchange on which they have been traded, during the 90 days immediately preceding the Change in Control; or (z) the greater of (x) and (y).

          (3) Exercise. In addition to any further conditions upon exercise that may be imposed by the Committee, the Share Appreciation Rights shall be exercisable only to the extent that the related Option is exercisable, except that in no event will a Share Appreciation Right held by a Section 16 Participant be exercisable within the first six months after it is awarded even though the related Option is or becomes exercisable, and each Share Appreciation Right will expire no later than the date on which the related Option expires. A Share Appreciation Right may only be exercised at a time when the Fair Market Value of the Shares covered by the Share Appreciation Right exceeds the exercise price of the Shares covered by the underlying Option. No Share Appreciation Right held by a Section 16 Participant shall be exercisable by its terms within the first six months after it is granted, and a Section 16 Participant may only exercise a Share Appreciation Right during a period beginning on the third business day and ending on the twelfth business day following the release for publication of quarterly or annual summary statements of the Company's sales and earnings.

          (4) Method of Exercise. Share Appreciation Rights may be exercised by the participant's giving written notice of the exercise to the Company, stating the number of Share Appreciation Rights he has elected to exercise and surrendering the portion of the underlying Option relating to the same number of Shares as the number of Share Appreciation Rights elected to be exercised.

          (5) Payment. The manner in which the Company's obligation arising upon the exercise of the Share Appreciation Right will be paid will be determined by the Committee and shall be set forth in the participant's Option Agreement. The Committee may provide for payment in Shares or cash, or a fixed combination of Shares or cash, or the Committee may reserve the right to determine the manner of payment at the time the Share Appreciation Right is exercised. Shares issued upon the exercise of a Share Appreciation Right will be valued at their Fair Market Value on the date of exercise.

SECTION 7.  RESTRICTED SHARES.

     (a) Grant. Restricted Shares may be issued alone, in addition to or in tandem with other Awards under the Plan or cash awards made outside of the Plan. The Committee shall determine the individuals to whom, and the time or times at which, grants of Restricted Shares will be made, the number of Restricted Shares to be awarded to each participant, the price (if any) to be paid by the participant (subject to Section 7(b)), the date or dates upon which Restricted Share Awards will vest and the period or periods within which those Restricted Share Awards may be subject to forfeiture, and the other terms and conditions of those Awards in addition to those set forth in Section 7(b).

     The Committee may condition the grant of Restricted Shares upon the attainment of specified performance goals or such other factors as the Committee may determine in its sole discretion.

     (b) Terms and Conditions. Restricted Shares awarded under the Plan shall be subject to the following terms and conditions and such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall deem desirable. A participant who receives a Restricted Share Award shall not have any rights with respect to that Award, unless and until the participant has executed an agreement evidencing the Award in the form approved from time to time by the Committee and has delivered a fully executed copy thereof to the Company, and has otherwise complied with the applicable terms and conditions of that Award.

          (1) The purchase price (if any) for Restricted Shares shall be determined by the Committee at the time of grant.

          (2) Awards of Restricted Shares must be accepted by executing a Restricted Share Award agreement and paying the price (if any) that is required under Section 7(b)(1).

          (3) Each participant receiving a Restricted Share Award shall be issued a stock certificate in respect of those Restricted Shares. The certificate shall be registered in the name of the participant, and shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to the Award.

          (4) The Committee shall require that the stock certificates evidencing the Restricted Shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Shares Award, the participant shall have delivered to the Company a stock power, endorsed in blank, relating to the Shares covered by that Award.

          (5) Subject to the provisions of this Plan and the Restricted Share Award agreement, during a period set by the Committee commencing with the date of any Award (the "Restriction Period"), the participant shall not be permitted to sell, transfer, pledge, assign or otherwise encumber the Restricted Shares covered by that Award. The Restriction Period shall not be less than six months and one day in duration ("Minimum Restriction Period"). Subject to these limitations and the Minimum Restriction Period requirement, the Committee, in its sole discretion, may provide for the lapse of restrictions in installments and may accelerate or waive restrictions, in whole or in part, based on service, performance or such other factors and criteria as the Committee may determine in its sole discretion.

          (6) Except as provided in this Section 7(b)(6), Section 7(b)(5) and
     Section 7(b)(7), the participant shall have, with respect to the Restricted Shares awarded, all of the rights of a shareholder of the Company, including the right to vote the Shares, and the right to receive any dividends. The Committee, in its sole discretion, as determined at the time of award, may permit or require the payment of cash dividends to be deferred and subject to forfeiture and, if the Committee so determines, reinvested, subject to Section 11(f), in additional Restricted Shares to the extent Shares are available under Section 3, or otherwise reinvested. Unless the Committee or Board determines otherwise, share dividends issued with respect to Restricted Shares shall be treated as additional Restricted Shares that are subject to the same restrictions and other terms and conditions that apply to the Shares with respect to which such dividends are issued.

          (7) No Restricted Shares shall be transferable by a participant other than by will or by the laws of descent and distribution.

          (8) If a participant's employment with the Company or any Subsidiary or Affiliate terminates by reason of death, any Restricted Shares held by that participant shall thereafter vest and any restriction shall lapse.

          (9) If a participant's employment with the Company or any Subsidiary or Affiliate terminates by reason of Disability, any Restricted Shares held by that participant shall thereafter vest and any restriction shall lapse.

          (10) Unless otherwise determined by the Committee at or after the time of granting any Restricted Shares, if a participant's employment with the Company or any Subsidiary or Affiliate terminates for any reason other than death or Disability, the Restricted Shares held by that participant that are unvested or subject to restriction at the time of termination shall thereupon be forfeited.

     (c) Minimum Value. In order to better ensure that award payments actually reflect the performance of the Company and service of the participant, the Committee may provide, in its sole discretion, for a tandem performance-based or other award designed to guarantee a minimum value, payable in cash or Shares, to the recipient of a Restricted Share Award, subject to such performance, future service, deferral and other terms and conditions as may be specified by the Committee.

SECTION 8.  CHANGE IN CONTROL PROVISION.

     (a) Impact of Event. At any time during the 365 days commencing with the date of either (1) a "Change in Control" as defined in Section 8(b) or (2) a "Potential Change in Control" as defined in Section 8(c), a majority of the "Continuing Directors" as defined in Section 8(e) (or one of the two Continuing Directors if only two Continuing Directors are then serving on the Board of Directors or the sole Continuing Director if only one Continuing Director is then serving on the Board of Directors) may cause the following provisions to take effect as stated and as of the date set forth in a Written Action (the "Written Action") adopted to that effect (that date, the "Accelerated Vesting Date") and if there are no Continuing Directors, the following provisions will automatically take effect:

          (1) Any Stock Options awarded under the Plan not previously exercisable and vested shall become fully exercisable and vested;

          (2) Any Share Appreciation Rights shall become immediately exercisable;

          (3) The restrictions applicable to any Restricted Shares Awards shall lapse and such shares and awards shall be deemed fully vested; and

          (4) The value of all outstanding Awards, in each case to the extent vested, shall, unless otherwise determined by the Committee in its sole discretion at or after grant but prior to any Change in Control or Potential Change in Control, be paid to the participant in cash in exchange for the surrender of those Awards on the basis of the "Change in Control Price" as defined in Section 8(d) as of the Accelerated Vesting Date;

but the provisions of Sections 8(a)(1) through (3) shall not apply with respect to Awards granted to any Section 16 Participant which have been held by such participant for less than six months and one day as of the Accelerated Vesting Date.

     (b) Definition of Change in Control. For purposes of Section 8(a), a "Change in Control" means the occurrence of any of the following: (i) the Board or shareholders of the Company approve a consolidation or merger that results in the shareholders of the Company immediately prior to the transaction giving rise to the consolidation or merger owning less than 50% of the total combined voting power of all classes of stock entitled to vote of the surviving entity immediately after the consummation of the transaction giving rise to the merger or consolidation; (ii) the Board or shareholders of the Company approve the sale of substantially all of the assets of the Company or the liquidation or dissolution of the Company; (iii) any person or other entity (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) purchases any Shares (or securities convertible into Shares) pursuant to a tender or exchange offer without the prior consent of the Board of Directors, or becomes the beneficial owner of securities of the Company representing 25% or more of the voting power of the Company's outstanding securities; or (iv) during any two-year period, individuals who at the beginning of such period constitute the entire Board of Directors cease to constitute a majority of the Board of Directors, unless the election or the nomination for election of each new director is approved by at least two-thirds of the directors then still in office who were directors at the beginning of that period.

     (c) Definition of Potential Change in Control. For purposes of Section 8(a), a "Potential Change in Control" means the happening of any one of the following:

          (1) The approval by the shareholders of the Company of an agreement by the Company, the consummation of which would result in a Change in Control of the Company as defined in Section 8(b); or

          (2) The acquisition of beneficial ownership, directly or indirectly, by any entity, person or group (other than the Company or a Subsidiary or any Company employee benefit plan (including any trustee of any such plan acting in its capacity as trustee)) of securities of the Company representing 25% or more of the combined voting power of the Company's outstanding securities and the adoption by the Board of a resolution to the effect that a Potential Change in Control of the Company has occurred for purposes of this Plan.

     (d) Change in Control Price. For purposes of this Section 8, "Change in Control Price", means the greater of: (a) the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index (or, if the Shares are not then traded on the New York Stock Exchange, the highest price paid as reported for any national exchange on which the Shares are then traded) or paid or offered in any bona fide transaction related to a Change in Control or Potential Change in Control of the Company, at any time during the 60-day period immediately preceding the occurrence of the Change in Control (or, when applicable, the occurrence of the Potential Change in Control event), and (b) the highest price per share paid in any transaction reported on the New York Stock Exchange Composite Index (or, if the Shares are not then traded on the New York Stock Exchange, the highest price paid as reported for any national exchange on which the Shares are then traded), at any time during the 60-day period immediately preceding the date on which the Continuing Directors execute a Written Action relating to that Change in Control or Potential Change in Control, in each case as determined by the Committee.

     (e) Definition of Continuing Director. For purposes of this Section 8, a "Continuing Director" means an individual who was a member of the Board of Directors immediately prior to the date of a Change in Control or a Potential Change in Control and is a member of the Board of Directors at the time a Written Action relating to that Change in Control or Potential Change in Control is taken.

SECTION 9.  AMENDMENTS AND TERMINATION.

     The Board may at any time, in its sole discretion, amend, alter or discontinue the Plan, but no such amendment, alteration or discontinuation shall be made that would impair the rights of a participant under an Award theretofore granted, without the participant's consent. Notwithstanding the foregoing, any amendment to Section 8 hereof requires the affirmative vote of a majority of the Continuing Directors (or one of the two Continuing Directors if only two Continuing Directors are then serving on the Board of Directors or the sole Continuing Director if only one Continuing Director is then serving on the Board of Directors). The Company shall submit to the shareholders of the Company for their approval any amendment to the Plan which is required by Section 16 of the Exchange Act or the rules and regulations thereunder, or Section 162(m) of the Code, to be approved by the shareholders.

     The Committee may at any time, in its sole discretion, amend the terms of any Award, but no such amendment shall be made that would impair the rights of a participant under an Award theretofore granted, without the participant's consent; nor shall any such amendment be made that would make the applicable exemptions provided by Rule 16b-3 under the Exchange Act unavailable to any
Section 16 Participant holding the Award without the participant's consent.

     Subject to the above provisions, the Board shall have all necessary authority to amend the Plan to take into account changes in applicable securities and tax laws and accounting rules, as well as other developments.

SECTION 10.  UNFUNDED STATUS OF PLAN.

     The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payment not yet made to a participant by the Company, nothing contained herein shall give that participant any rights that are greater than those of a general creditor of the Company.

SECTION 11.  GENERAL PROVISIONS.

     (a) The Committee may require each participant acquiring Shares pursuant to an Award under the Plan to represent to and agree with the Company in writing that the participant is acquiring the Shares without a view to distribution thereof. The certificates for any such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer.

     All Shares or other securities delivered under the Plan shall be subject to such stop-transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Shares are then listed, and any applicable federal or state securities laws, and the Committee may cause a legend or legends to be put on any certificate for any such Shares to make appropriate reference to those restrictions.

     (b) Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required, and such arrangements may be either generally applicable or applicable only in specific cases.

     (c) Neither the adoption of the Plan, nor its operation, nor any document describing, implementing or referring to the Plan, or any part thereof, shall confer upon any participant under the Plan any right to continue in the employ, or as a director, of the Company or any Subsidiary or Affiliate, or shall in any way affect the right and power of the Company or any Subsidiary or Affiliate to terminate the employment, or service as a director, of any participant under the Plan at any time with or without assigning a reason therefor, to the same extent as the Company or any Subsidiary or Affiliate might have done if the Plan had not been adopted.

     (d) For purposes of this Plan, except as otherwise required with respect to Incentive Stock Options, a transfer of a participant between the Company and any Subsidiary or Affiliate shall not be deemed a termination of employment.

     (e) No later than the date as of which an amount first becomes includable in the gross income of the participant for federal income tax purposes with respect to any Award under the Plan, the participant shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any federal, state or local taxes or other items of any kind required by law to be withheld with respect to that amount. Subject to the following sentence, unless otherwise determined by the Committee, withholding obligations may be settled with Shares, including unrestricted Shares previously owned by the participant or Shares that are part of the Award that gives rise to the withholding requirement. Notwithstanding the foregoing, any election by a Section 16 Participant to settle any tax withholding obligation with Shares that are part of an Award shall be subject to approval by the Committee, in its sole discretion. The obligations of the Company under the Plan shall be conditional on those payments or arrangements and the Company and its Subsidiaries and Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise payable to the participant.

     (f) The actual or deemed reinvestment of dividends or dividend equivalents in additional Restricted Shares at the time of any dividend payment shall only be permissible if sufficient Shares are available under Section 3 for reinvestment (taking into account then outstanding Stock Options).

     (g) The Plan, all Awards made and actions taken thereunder and any agreements relating thereto shall be governed by and construed in accordance with the laws of the State of Ohio.

     (h) All agreements entered into with participants pursuant to the Plan shall be subject to the Plan.

     (i) The provisions of Awards need not be the same with respect to each participant.

SECTION 12.  BOARD AND SHAREHOLDER APPROVAL.

     The Plan was adopted by the Board on March 5, 1998 and is subject to approval by the holders of the Company's outstanding Shares, in accordance with applicable law.

SECTION 13.  TERM OF PLAN.

     No Award shall be granted pursuant to the Plan on or after March 5, 2008, but Awards granted prior to that date may extend beyond that date.

                                                                      APPENDIX B

                                OFFICEMAX, INC.

                          ANNUAL INCENTIVE BONUS PLAN

1.  PURPOSES.

     The purposes of the OfficeMax, Inc. Annual Incentive Bonus Plan (the "Plan") are to attract and retain highly-qualified executives by providing appropriate performance-based short-term incentive awards, to align executive and shareholder long-term interests by creating a direct link between executive compensation and shareholder return, and to enable executives, through the mandatory and optional share purchase features of the Management Share Purchase Plan, to develop and maintain a substantial share ownership position in the Company's Shares. An additional purpose of the Plan is to serve as a qualified performance-based compensation program under Section 162(m) of the Internal Revenue Code of 1986, as amended, in order to preserve the Company's tax deduction for compensation paid under the Plan to Covered Employees.

2.  DEFINITIONS.

     The following terms, as used herein, shall have the following meanings:

          (a) "Board" shall mean the Board of Directors of the Company.

          (b) "Bonus" shall mean any annual incentive bonus award granted pursuant to the Plan; the payment of any such award shall be contingent upon the attainment of Performance Goals with respect to a Plan Year.

          (c) "Change in Control" shall mean the occurrence of an event described in Section 6(e) hereof.

          (d) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          (e) "Committee" shall mean the Compensation Committee of the Board or such other committee as may be designated by the Board to administer the Plan, or if it elects to administer the Plan, the Board.

          (f) "Company" shall mean OfficeMax, Inc., a corporation organized under the laws of the State of Ohio, or any successor corporation.

          (g) "Covered Employee" shall have the meaning set forth in Section 162(m)(3) of the Code (or any successor provision).

          (h) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended from time to time, and as now or hereafter construed, interpreted and applied by regulations, rulings and cases.

          (i) "Management Share Purchase Plan" shall mean the OfficeMax, Inc. Management Share Purchase Plan, as amended from time to time.

          (j) "Participant" shall mean an officer or other employee of the Company or one of its Subsidiaries who is eligible to participate herein pursuant to Section 3 of the Plan and for whom a target Bonus is established with respect to the relevant Plan Year.

          (k) "Performance Goal(s)" shall mean the criteria and objectives which must be met during the Plan Year as a condition of the Participant's receipt of payment with respect to a Bonus, as described in Section 5 hereof.

          (l) "Plan" shall mean the OfficeMax, Inc. Annual Incentive Bonus Plan, as amended from time to time.

          (m) "Plan Year" shall mean the Company's fiscal year.

          (n) "Restricted Shares" shall mean the Shares in which a Bonus is partially or wholly payable pursuant to Section 6(d) hereof; such Restricted Shares are issuable pursuant to the Management Share Purchase Plan.

          (o) "Shares" shall mean common shares, without par value, of the Company.

          (p) "Subsidiary" shall mean any subsidiary of the Company which is designated by the Board or the Committee to have any one or more of its employees participate in the Plan.

3.  ELIGIBILITY.

     All Company officers and such key employees of the Company and its Subsidiaries as are designated by the Committee shall participate in the Plan. In determining the persons to whom Bonuses shall be granted, the Committee shall take into account such factors as the Committee shall deem relevant in connection with accomplishing the purposes of the Plan.

4.  NO SHARES SUBJECT TO THE PLAN.

     No Shares of the Company shall be reserved for, or issued under, the Plan. To the extent that annual bonuses are paid in Restricted Shares, such Restricted Shares shall be issued under, and subject to the terms and conditions of, the Management Share Purchase Plan.

5.  PERFORMANCE GOALS.

     Performance Goals may be expressed in terms of (i) the Company's return on equity, assets, capital or investment, (ii) pre-tax or after-tax profit levels of the Company or the Subsidiaries or any combination thereof, (iii) expense reduction levels, (iv) implementation of critical projects or processes, (v) level of sales and/or (vi) changes in market price of the Shares. To the extent applicable, any such Performance Goal shall be determined in accordance with generally accepted accounting principles and reported upon by the Company's independent accountants. Performance Goals shall include a threshold level of performance below which no Bonus payment shall be made, levels of performance at which specified percentages of the target Bonus shall be paid, and a maximum level of performance above which no additional Bonus shall be paid. The Performance Goals established by the Committee may be (but need not be) different each Plan Year and different goals may be applicable to different Participants.

6.  BONUSES.

     (a) In General. For each Plan Year, the Committee shall specify the Performance Goals applicable to such Plan Year and the amount of the target Bonus for each Participant with respect to such Plan Year. A Participant's target Bonus for each Plan Year shall be expressed as either a dollar amount or as a percentage of the Participant's salary for the Plan Year. Unless otherwise provided by the Committee in its discretion in connection with terminations of employment, or except as set forth in Section 6(e) hereof, payment of a Bonus for a particular Plan Year shall be made only if and to the extent the Performance Goals with respect to such Plan Year are attained and only if the Participant is employed by the Company or one of its Subsidiaries on the last day of the Plan Year. The actual amount of a Bonus payable under the Plan shall be determined as a percentage of the Participant's target Bonus, which percentage shall vary depending upon the extent to which the Performance Goals have been attained. The Committee may, in its discretion, reduce or eliminate the amount payable to any Participant (including a Covered Employee), in each case based upon such factors as the Committee may deem relevant, but shall not increase the amount payable to any Covered Employee. No Participant will receive compensation under this Plan for any taxable year in excess of $6,000,000.

     (b) Special Limitation on Certain Bonuses. Notwithstanding anything to the contrary contained in this Section 6, the actual Bonus paid to the Company's Chief Executive Officer under the Plan for any Plan Year may not exceed three times the salary of the Chief Executive Officer for such Plan Year; and the Bonus for each other Covered Employee under the Plan may not exceed two times the salary of such Covered Employee for such Plan Year.

     (c) Time of Payment. Unless otherwise determined by the Committee, or except as provided in Section 6(e) hereof, all payments in respect of Bonuses granted under this Section 6 shall be made within a reasonable period after the end of the Plan Year. In the case of Participants who are Covered Employees, except as provided in Section 6(e) hereof, such payments shall be made only after achievement of the Performance Goals has been certified by the Committee.

     (d) Form of Payment. Except as provided in Section 6(e) hereof, payment of at least 20 percent of each Participant's Bonus for any Plan Year (less applicable payroll deductions) shall be made in Restricted Shares pursuant to, and subject to the terms and conditions of, the Management Share Purchase Plan. At the election of each Participant (made in accordance with the terms and conditions of the Management Share Purchase Plan), up to 100 percent of the Participant's Bonus for any Plan Year (less applicable payroll deductions) shall be paid in Restricted Shares pursuant to, and subject to the terms and conditions of, the Management Share Purchase Plan. The number of Restricted Shares to be paid shall be calculated in accordance with the Management Share Purchase Plan. Payment of the balance of the Participant's Bonus for any Plan Year shall be made in cash. Payments of portions of any Bonuses made in Restricted Shares pursuant to the Management Share Purchase Plan may be referred to therein as "purchases" of such Shares.

     (e) Change in Control. Notwithstanding any other provision of the Plan to the contrary, (i) if a "Change in Control" of the Company (as defined in this Section 6(e)) shall occur following a Plan Year as to which the Committee has determined the actual Bonuses to be paid (but such Bonuses have not yet been paid), such Bonuses shall be paid immediately in cash, (ii) if a Change in Control shall occur following a Plan Year as to which the Committee has not yet determined the actual Bonuses to be paid, such Bonuses shall be immediately determined and paid in cash, and (iii) if a Change in Control shall occur during a Plan Year as to which target Bonuses have been established (but the actual Bonuses to be paid have not yet been determined), such Plan Year shall be deemed to have been completed, the target levels of performance set forth under the respective Performance Goals shall be deemed to have been attained, and a pro rata portion of the Bonus so determined for each Participant for such partial Plan Year (based on the number of full and partial months which have elapsed with respect to such Plan Year) shall be paid immediately in cash to each Participant for whom a target Bonus for such Plan Year was established.

     For purposes of this Section 6, a Change in Control of the Company shall occur upon the first to occur of the following:

          (i) the "beneficial ownership" (as defined in Rule 13d-3 under the Exchange Act) of securities representing more than 33% of the combined voting power of the Company is acquired by any "person," as defined in sections 13(d) and 14(d) of the Exchange Act (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Shares of the Company), or

          (ii) the shareholders of the Company approve a definitive agreement to merge or consolidate the Company with or into another corporation or to sell or otherwise dispose of all or substantially all of its assets, or adopt a plan of liquidation, or

          (iii) during any period of three consecutive years beginning after the completion of the initial public offering of the Shares, individuals who at the beginning of such period were members of the Board cease for any reason to constitute at least a majority thereof (unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least a majority of the directors then still in office who were directors at the beginning of such period or whose election or nomination was previously so approved).

7.  ADMINISTRATION.

     The Plan shall be administered by the Committee. The Committee shall have the authority in its sole discretion, subject to and not inconsistent with the express provisions of the Plan, to administer the Plan and to exercise all the powers and authorities either specifically granted to it under the Plan or necessary or advisable in the administration of the Plan, including, without limitation, the authority to grant Bonuses; to determine the persons to whom and the time or times at which Bonuses shall be granted; to determine the terms, conditions, restrictions and performance criteria relating to any Bonus; to make adjustments in the Performance Goals in response to changes in applicable laws, regulations, or accounting principles; except as otherwise provided in Section 6(a) hereof, to adjust compensation payable upon attainment of Performance Goals; to construe and interpret the Plan and any Bonus; to prescribe, amend and rescind rules and regulations relating to the Plan; and to make all other determinations deemed necessary or advisable for the administration of the Plan.

     The Committee shall consist of two or more persons each of whom is an "outside director" within the meaning of Section 162(m) of the Code. The Committee may appoint a chairperson and a secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable, and shall keep minutes of its meetings. All determinations of the Committee shall be made by a majority of its members either present in person or participating by conference telephone at a meeting or by unanimous written consent. The Committee may delegate to one or more of its members or to one or more agents such administrative duties as it may deem advisable, and the Committee or any person to whom it has delegated duties as aforesaid may employ one or more persons to render advice with respect to any responsibility the Committee or such person may have under the Plan. All decisions, determinations and interpretations of the Committee shall be final and binding on all persons, including the Company, the Participant (or any person claiming any rights under the Plan from or through any Participant) and any shareholder.

     No member of the Board or the Committee shall be liable for any action taken or determination made in good faith with respect to the Plan or any Bonus granted hereunder.

8.  GENERAL PROVISIONS.

     (a) Compliance with Legal Requirements. The Plan and the granting of Bonuses, and the other obligations of the Company under the Plan shall be subject to all applicable federal and state laws, rules and regulations, and to such approvals by any regulatory or governmental agency as may be required.

     (b) No Right To Continued Employment. Nothing in the Plan or in any Bonus granted shall confer upon any Participant the right to continue in the employ of the Company or any of its Subsidiaries or to be entitled to any remuneration or benefits not set forth in the Plan or to interfere with or limit in any way the right of the Company to terminate such Participant's employment.

     (c) Withholding Taxes. The Company or Subsidiary employing any Participant shall deduct from all payments and distributions under the Plan any taxes required to be withheld by federal, state or local governments.

     (d) Amendment and Termination of the Plan. The Board may at any time and from time to time alter, amend, suspend, or terminate the Plan in whole or in part; provided, however, that no amendment which requires stockholder approval in order for the Plan to continue to comply with Code Section 162(m) shall be effective unless the same shall be approved by the requisite vote of the shareholders of the Company. Additionally, the Committee may make such amendments as it deems necessary to comply with other applicable laws, rules and regulations. Notwithstanding the foregoing, no amendment shall affect adversely any of the rights of any Participant, without such Participant's consent, under any Bonus theretofore granted under the Plan.

     (e) Participant Rights. No Participant shall have any claim to be granted any Bonus under the Plan, and there is no obligation for uniformity of treatment for Participants.

     (f) Unfunded Status of Bonuses. The Plan is intended to constitute an "unfunded" plan for incentive compensation. With respect to any payments which at any time are not yet made to a Participant pursuant to a Bonus, nothing contained in the Plan or any Bonus shall give any such Participant any rights that are greater than those of a general creditor of the Company.

     (g) Governing Law. The Plan and the rights of all persons claiming hereunder shall be construed and determined in accordance with the laws of the State of Ohio without giving effect to the choice of law principles thereof, except to the extent that such law is preempted by federal law.

     (h) Effective Date. The Plan shall take effect upon its adoption by the Board, but the Plan (and any grants of Bonuses made prior to the shareholder approval mentioned herein) shall be subject to the requisite approval of the shareholders of the Company. In the absence of such approval, such Bonuses shall be null and void.

     (i) Interpretation. The Plan is designed and intended to comply with
Section 162(m) of the Code, to the extent applicable, and all provisions hereof shall be construed in a manner to so comply.

     (j) Term. No Bonus may be granted under the Plan with respect to any Plan Year after fiscal 2008. Bonuses made with respect to fiscal 2008 or prior years, however, may extend beyond fiscal 2008 and the provisions of the Plan shall continue to apply thereto.

                                   OFFICEMAX, INC.

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                         THE COMPANY FOR THE ANNUAL MEETING
                                    MAY 14, 1998
   P
   R     The undersigned constitutes and appoints Michael Feuer, Jeffrey L.
   O     Rutherford and Ross H. Pollock, and each of them, his true and
   X     lawful agents and proxies with full power of substitution in each,
   Y to represent the undersigned at the annual meeting of shareholders of OfficeMax, Inc. to be held at the Company's International Headquarters, 3605 Warrensville Center Road, Shaker Heights, Ohio, on Thursday, May 14, 1998 at 10:00 a.m. (local time) and at any adjournments thereof, on all matters coming before said meeting.

         Election of Directors, Nominees:                                        (change of address)
         Burnett W. Donoho, James F. McCann, Sydell L. Miller and         ___________________________________
         Ivan J. Winfield                                                 ___________________________________
                                                                          ___________________________________
         *To withhold authority to vote for any individual nominee,       ___________________________________
         write that nominee's name where indicated on the reverse side.   (If you have written in the above
                                                                          space, please mark the corresponding
                                                                          box on the reverse side of this card.)

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF DIRECTORS AND FOR PROPOSALS 2 AND 3.






                                                                    SEE REVERSE
                                                                        SIDE
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                                  DETACH CARD

                                                                         0925

           X      PLEASE MARK YOUR
                  VOTES AS IN THIS
                  EXAMPLE.

    1. Election of      FOR           WITHHELD                      2. Approval of Amendment          FOR     AGAINST    ABSTAIN
       Directors       [   ]           [   ]                           to the Company's              [   ]     [   ]      [   ]
       (see reverse)                                                   Equity-Based Award
                                                                       Plan to increase the
    For, except vote withheld from the following nominee(s):           number of shares
                                                                       available for grants.
    _________________________________________________________

                                                                    3. Approval of the Company's     [   ]     [   ]      [   ]
                                                                       Annual Incentive Bonus Plan.

                                                                    Please check if          [    ]
                                                                    you have indicated a
                                                                    change of address on                      PLEASE MARK, SIGN,
                                                                    the reverse side.                         DATE AND RETURN THIS
                                                                                                              PROXY PROMPTLY USING
                                                                    Please check if you      [    ]           THE ENCLOSED ENVELOPE.
                                                                    plan on attending
                                                                    the annual meeting.

                                              Please sign exactly as your
                                              name appears hereon. Joint
                                              owners should each sign. When
                                              signing as attorney,
                                              executor, administrator,
                                              trustee or guardian, please
                                              give full title as such. If a
                                              corporation, please sign in
                                              full corporate name by an
                                              authorized officer. If a
                                              partnership, please sign in
                                              partnership name by an
                                              authorized person.

                                              ________________________________

                                              ________________________________
                                              SIGNATURE(S)                DATE


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